EXHIBIT 10.20 Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because such information is (i) not material and (ii) the type of information the Company treats as confidential. N6833525F3003 - FINAL Page 2 of 55 General Information Points of Contact: Procurement Specialist: Contracting Officer:   Contracting Officer's Reprsentative (COR):   Contractor POC:   The primary sites/locations where work shall be performed under this task order are: Lakehurst, NJ/Contractor site.   *Specialty Systems Inc. (SSI) submitted their prime proposal as an affiliate to Global Technology Management Resources, Inc. (GTMR) under GTMR's prime Seaport-NxG Contract N00178-19-D-7718 in accordance with N6833525F3003 - FINAL Page 3 of 55 SeaPort-NxG Prime Multiple Award Contract (MAC) Contract Section C.10.   1. This TO is issued in accordance with the terms and conditions of the SeaPort-NxG MAC, N00178-19- D-7718. Therefore, all terms and conditions of the SeaPort-NxG MAC are hereby fully and expressly incorporated into the TO. Only clauses and provisions requiring fill-ins, or that are unique to this TO have been included in full text in this TO.  2. This TO is for a total Period of Performance (PoP) of five (5) years, which includes one (1) base year and four (4) option years. 3. Clauses specified in Section B of the basic SeaPort-NxG contract are incorporated into this TO, as applicable. 4. Under SeaPort-NxG TO Competitions, the term "contract" means "task order." 5. The SeaPort-NxG Multiple Award Contract (MAC) TO shall be made in accordance with basic contract clause C-8 TASK ORDER PROCESS and the following information contained in Sections L and M. 6. Funding for each Contract Line Item Number (CLIN) will be added at the SubCLIN (SLIN) level. The TO Contracting Officer will unilaterally create informational SLINs during performance of the TO to accommodate multiple lines of funding that will be obligated under this order. 7. For purposes of this TO, the term "Task Order Manager (TOM)" is considered synonymous with the term Contracting Officer's Representative (COR). 8. The Product Service Code for this requirement is R425- Support- Professional: Engineering/Technical. 9. The award is based on the contractor's initial proposal dated 24 March 2025. All proposed costs by the prime contractor and all subcontractors are incorporated into the TO.

N6833525F3003 - FINAL Page 4 of 55 Section B - Supplies and Services CLIN - SUPPLIES OR SERVICES Cost Type Items: Item PSC Supplies/Services Qty Unit Est. Cost Fixed Fee CPFF 6000 R425 Labor - Base Period. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) 1.00 Lot 600001 R425 Funding in support of CLIN 6000 (WCF) 6100 R425 Labor - Option Period I. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 6200 R425 Labor - Option Period II. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 6300 R425 Labor - Option Period III. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 6400 R425 Labor - Option Period IV. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot Cost Only Items: Item PSC Supplies/Services Qty Unit Est. Cost 7000 R425 Travel - Base Period. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) 1.00 Lot 7001 R425 Material - Base Period. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) 1.00 Lot 7100 R425 Travel - Option Period I. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7101 R425 Material - Option Period I. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7200 R425 Travel - Option Period II. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7201 R425 Material - Option Period II. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot N6833525F3003 - FINAL Page 5 of 55 Item PSC Supplies/Services Qty Unit Est. Cost 7300 R425 Travel - Option Period III. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7301 R425 Material - Option Period III. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7400 R425 Travel - Option Period IV. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot 7401 R425 Material - Option Period IV. The Contractor shall provide support services in accordance with Section C. (Fund Type - TBD) (Fund Type - TBD) Option 1.00 Lot Cost Type / NSP Items: Item PSC Supplies/Services Qty Unit Est. Cost Fixed Fee CPFF 8000 Deliverables for Base Period in accordance with the CDRLs. NOT SEPARATELY PRICED. 1.00 Lot NSP 8100 Deliverables for Option Period I in accordance with the CDRLs. NOT SEPARATELY PRICED. 1.00 Lot NSP 8200 Deliverables for Option Period II in accordance with the CDRLs. NOT SEPARATELY PRICED. 1.00 Lot NSP 8300 Deliverables for Option Period III in accordance with the CDRLs. NOT SEPARATELY PRICED. 1.00 Lot NSP 8400 Deliverables for Option Period IV in accordance with the CDRLs. NOT SEPARATELY PRICED. 1.00 Lot NSP Note: All applicable provisions and clauses in Section B of the SeaPort-NxG MAC apply to this TO, in addition to the following:   The Level of Effort acquisition is a term type Cost Plus Fixed Fee (CPFF) TO. CPFF CLINs are Labor CLINs 6000, 6100, 6200, 6300, 6400 Cost Reimbursement Only and Non-Fee Bearing CLINs are: Travel CLINs 7000, 7100, 7200, 7300, 7400; Material CLINs 7001, 7101, 7201, 7301, 7401; No Cost Data CLINs are 8000, 8100, 8200, 8300, 8400. HQ B-2-0004 EXPEDITING CONTRACT CLOSEOUT (NAVESEA)(DEC 1995) ( Applicable at Task Order Level) (a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be N6833525F3003 - FINAL Page 6 of 55 considered to the extent permitted by law. (b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.   HQ B-2-0007 LIMITATION OF COST OR LIMITATION OF FUNDS LANGUAGE The clause entitled “LIMITATION OF COST” (FAR 52.232-20) or “LIMITATION OF FUNDS” (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.   HQ B-2-0015 PAYMENTS OF FEE(S) (LEVEL OF EFFORT – ALTERNATE 1) (NAVSEA) (MAY 2010) (a) For purposes of this contract, “fee” means “target fee” in cost-plus-incentive-fee type contracts, "base fee" in cost-plus award-fee type contracts, or "fixed fee" in cost-plus-fixed-fee type contracts for level of effort type contracts. (b) The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE", (FAR 52.216-10), as applicable. Such payments shall be submitted by and payable to the Contractor pursuant to the clause of this contract entitled "ALLOWABLE COST AND PAYMENT" (FAR 52.216-7), subject to the withholding terms and conditions of the "FIXED FEE" or "INCENTIVE FEE" clause, as applicable, and shall be paid fee at the hourly rate(s) specified above per man-hour performed and invoiced. Total fee(s) paid to the Contractor shall not exceed the fee amount(s) set forth in this contract. In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract.   252.204-7022 EXPEDITING CONTRACT CLOSEOUT (MAY 2021) (a) At the conclusion of all applicable closeout requirements of Federal Acquisition Regulation 4.804, the Government and Contractor shall mutually agree on the residual dollar amount remaining on the contract. Both the Government and Contractor agree to waive payment of any residual dollar amount of $1,000 or less to which either party may be entitled at the time of contract closeout. (b) A residual dollar amount includes all money owed to either party at the end of the contract and as a result of the contract, excluding amounts connected in any way with taxation or a violation of law or regulation. (c) For purposes of determining residual dollar amounts, offsets (e.g., across multiple contracts or orders) may be considered only to the extent permitted by law.   5252.211-9503 LEVEL OF EFFORT (COST REIMBURSEMENT) (NAVAIR)(DEC 2012) - ALT I (JUN 2013) (a) The level of effort estimated to be ordered during the term of this contract/order is man-hours of direct labor including authorized subcontract labor, if any. The estimated composition of the total man-hours of direct labor by classification is as follows:   Labor Category Location** BASE Option 1 Option 2 Option 3 Option 4 Agile Coach, Journeyman KTR/Gov Computer Engineer, Journeyman KTR/Gov Computer Engineer, Senior KTR/Gov Computer Programmer/Analyst, Senior* KTR/Gov Cost Analyst, Journeyman KTR/Gov Cost Analyst, Junior KTR/Gov Cost Analyst, Senior* KTR/Gov Cybersecurity Analyst, Journeyman KTR/Gov Cybersecurity Analyst, Senior KTR/Gov Data Scientist, Journeyman KTR/Gov Data Scientist, Senior* KTR/Gov Electrical Engineer, Journeyman KTR/Gov Electrical Engineer, Senior KTR/Gov N6833525F3003 - FINAL Page 7 of 55 Engineer/Scientist, Journeyman KTR/Gov Environmental Compatibility Engineer/Scientist, Journeyman KTR/Gov General Engineer, Senior KTR/Gov Information Assurance Analyst, Journeyman KTR/Gov Information Assurance Analyst, Senior KTR/Gov Information Management and Technology Analyst, Journeyman KTR/Gov Instructional Systems Specialist, Journeyman KTR/Gov Instructional Systems Specialist, Senior KTR/Gov Logistician, Journeyman KTR/Gov Logistics Analyst, Journeyman KTR/Gov Logistics Analyst, Junior KTR/Gov Logistics Analyst, Senior KTR/Gov Maintenance Planning and Supportability Analyst, Journeyman KTR/Gov Materials Engineer, Journeyman KTR/Gov Mechanical Engineer, Journeyman KTR/Gov Mechanical Engineer, Senior KTR/Gov Network Administrator, Journeyman KTR/Gov Network Administrator, Senior KTR/Gov Operations Research Analyst, Journeyman KTR/Gov Personal Computer Support Technician, Journeyman KTR/Gov Program Manager, Senior* KTR/Gov Project Analyst, Journeyman KTR/Gov Project Analyst, Junior KTR/Gov Project Analyst, Senior* KTR/Gov Software Developer, Journeyman KTR/Gov Software Developer, Senior KTR/Gov System Administrator, Journeyman KTR/Gov System Administrator, Senior KTR/Gov Technical Illustrator, Senior KTR/Gov Technical Writer II, Journeyman KTR/Gov Technical Writer III, Senior KTR/Gov Metrology Technician I, Journeyman KTR/Gov Metrology Technician I, Journeyman KTR/Gov Web Developer KTR/Gov       *denotes Key Personnel labor categories       **See Section L and Statement of Work for Location details.  Government site is Lakehurst, NJ. (b) FAR Clause 52.232-20, "Limitation of Cost" applies to fully funded orders and FAR Clause 52.232-22, "Limitation of Funds" applies to incrementally funded orders. Nothing in this clause amends the rights or responsibilities of the parties hereto under either of those two clauses. In addition, the notifications required by this clause are separate and distinct from any specified in either FAR Clause 52.232-20 or FAR Clause 52.232-22. (c) It is agreed that while the contractor's performance during the period set forth in paragraph (a) above is based upon an anticipated level of effort consisting of man-hours of direct labor (as may be described or defined elsewhere herein), such level of effort may fluctuate, either upward or downward, by no more than ten (10%) percent of the total anticipated man-hours. This fixed fee is agreed to be paid for man-hours expended from ninety (90%) percent to one hundred ten (110%) percent of the total anticipated man-hours. The fixed fee shall not vary with the cost of the actual effort supplied within this range. In the event that less than ninety (90%) percent of the anticipated level of effort is actually expended by the expiration date of the contract, the Government shall have the option of: (1) requiring the contractor to continue to perform until the level of effort expended equals ninety (90%) percent of the anticipated level of effort; or (2) effecting a reduction in the fixed fee by the percentage by which the total expended man-hours is less than ninety (90%) percent of the anticipated level of effort. (d) The contractor agrees that effort performed in fulfillment of level of effort obligations under this contract shall include only verifiable effort in direct support of the work specified. It shall not include efforts such as work performed in transit to or from an employee's usual

N6833525F3003 - FINAL Page 8 of 55 workplace, work during lunchtime activities, or effort performed at other non-work locations. (e) In performing the contract/order, the contractor may use any reasonable combination of hours for the labor categories in support of section C of this contract/order. N6833525F3003 - FINAL Page 9 of 55 Section C - Description/Specifications/Statement of Work The Statement of Work is identified in Section J as Contract Attachment 6, but incorporated here in its entirety by reference. N6833525F3003 - FINAL Page 10 of 55 Section D - Packaging and Marking Clauses specified in Section D of the SeaPort-NxG basic contract apply to this TO, unless otherwise specified in the TO, in addition to the following:   TASK ORDER CLAUSE D.1 DELIVERABLES MEDIA The contractor shall provide CDRLs A001 - A029. The contractor shall use best commercial practices for formatting deliverables under this Task Order.   TASK ORDER CLAUSE D.2 MARKINGS FOR ELECTRONIC DELIVERY Electronic copies shall be delivered via e-mail attachment. The contractor shall label each electronic deliver with the TO Number and Project Title in the subject line of the e-mail transmittal. The contractor shall include a transmittal letter with all formal data submittals that defines the contents of the data shipment, including the following information as applicable: Item name and serial number Specification number Commercial and Government Entity (CAGE) Code TO Number CDRL number corresponding to Section F Submittal type – preliminary, final.   HQ D-1-0001 DATA PACKAGING LANGUAGE Data to be delivered by Integrated Digital Environment (IDE) or other electronic media shall be as specified in the contract. All unclassified data to be shipped shall be prepared for shipment in accordance with best commercial practice. Classified reports, data, and documentation shall be prepared for shipment in accordance with National Industrial Security Program Operating Manual (NISPOM), DOD 5220.22-M dated 28 February 2006.   HQ D-2-0008 MARKING OF REPORTS (NAVSEA) (SEP 1990) All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover report: (1) name and business of the contractor (2) contract number (3) task order number (4) sponsor ________________________________________ (Name of Individual Sponsor) __________________________ (Name of Requiring Activity) ___________________________ N6833525F3003 - FINAL Page 11 of 55 (City & State) _______________________________________   5252.247-9507 PACKAGING AND MARKING OF REPORTS (NAVAIR)(OCT 2005) (a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M. (b) The contractor shall prominently display on the cover of each report the following information: (1) Name and business address of contractor. (2) Contract Number/Delivery/Task order number. (3) Contract/Delivery/Task order dollar amount. (4) Whether the contract was competitively or non-competitively awarded. (5) Name of sponsoring individual. (6) Name and address of requiring activity.   5252.247-9508 PROHIBITION AND LIMITATIONS FOR PACKAGING MATERIALS (NAVAIR) (AUG 2019) The use of loose fill materials, asbestos, excelsior, newspaper and shredded paper (all types) are prohibited. In addition, all Wood Packaging Materials (WPM) shall be heat treated or chemically treated in accordance with the requirements of the International Standards for Phytosanitary Measures (ISPM) 15:2009, "Regulation of Wood Packaging Material in International Trade."    5252.247-9514 TECHNICAL DATA PACKING INSTRUCTIONS  (NAVAIR)(SEP 1999) Technical Data and Information shall be packed and packaged for domestic shipment in accordance with best commercial practices. The package or envelope should be clearly marked with any special markings specified in this contract (or delivery/task order), e.g., Contract Number, CLIN, Device No., and document title must be on the outside of the package. Classified reports, data and documentation, if applicable, shall be prepared for shipment in accordance with Defense Industrial Manual for Safeguarding Classified Information, DoD 5220.22M.

N6833525F3003 - FINAL Page 12 of 55 Section E - Inspection and Acceptance Inspection and Acceptance shall be in accordance with Section E of the SeaPort-NxG basic contract. The COR will be designated the responsibility of monitoring, progressing, and controlling the technical work for the resultant TO. The Surveillance Activity Checklist (SAC), Attachment 1, for this TO includes the COR performing a TO Performance Evaluation  in accordance with the Seaport-NxG basic contract. This TO will be registered in the Contractor Performance Assessment Reporting System. As part of the SAC, performance will be measured by the COR for technical accuracy of deliverables, the general quality of services, timeliness, cost control, the contractor’s responsiveness to customers, and team stability and cooperation with other IDIQ holder terms. Clauses specified in Section E of the basic SeaPort-NxG contract are hereby fully and expressly incorporated into this TO. Inspection and Acceptance shall be in accordance with Section E of the SeaPort-NxG basic contract.   52.246-5 Inspection of Services -- Cost-Reimbursement (APR 1984) (a) Definition. “Services,” as used in this clause, includes services performed, workmanship, and material furnished or used in performing services. (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.  (c) The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all places and times during the term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work. (d) If any of the services performed do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with contract requirements, for no additional fee. When the defects in services cannot be corrected by reperformance, the Government may -- (1) Require the Contractor to take necessary action to ensure that future performance conforms to contract requiremen and (2) Reduce any fee payable under the contract to reflect the reduced value of the services performed. (e) If the Contractor fails to promptly perform the services again or take the action necessary to ensure future performance in conformity with contract requirements, the Government may -- (1) By contract or otherwise, perform the services and reduce any fee payable by an amount that is equitable under the circumstances; or (2) Terminate the contract for default.    5252.246-9512 INSPECTION AND ACCEPTANCE (NAVAIR)(OCT 2005) N6833525F3003 - FINAL Page 13 of 55 (a)  Inspection and acceptance of the supplies or services to be furnished hereunder shall be performed by the COR. (b)  Acceptance of all Contract Line Items/Sub Line Items (CLINs/SLINs) shall be made by signature of the accepting authority on a DD 250 submitted through the WAWF system. Acceptance will only occur when the accepting authority is sure that inspections performed demonstrate compliance with contract requirements.   5252.246-9514 INSPECTION AND ACCEPTANCE OF TECHNICAL DATA AND INFORMATION (NAVAIR)(FEB 1995) Inspection and acceptance of technical data and information will be performed by the Procuring Contracting Officer (PCO) or his duly authorized representative. Inspection of technical data and information will be performed by ensuring successful completion of the requirements set forth in the DD Form 1423, Contract Data Requirements List (CDRL) and incorporation/resolution of Government review comments on the data items.  Acceptance will be evidenced by execution of an unconditional DD Form 250, Material Inspection and Receiving Report.  The attached form will not be used for high cost data such as drawings, specifications, and technical manuals. N6833525F3003 - FINAL Page 14 of 55 Section F - Deliveries or Performance The Period of Performance of the following Firm items are as follows: 6000   09/18/2025 - 09/17/2026 7000   09/18/2025 - 09/17/2026 7001   09/18/2025 - 09/17/2026 The Period of Performance of the following Option items are as follows: 6100   09/18/2026 - 09/17/2027 6200   09/18/2027 - 09/17/2028 6300   09/18/2028 - 09/17/2029 6400   09/18/2029 - 09/17/2030 7100   09/18/2026 - 09/17/2027 7101   09/18/2026 - 09/17/2027 7200   09/18/2027 - 09/17/2028 7201   09/18/2027 - 09/17/2028 7300   09/18/2028 - 09/17/2029 7301   09/18/2028 - 09/17/2029 7400   09/18/2029 - 09/17/2030 7401   09/18/2029 - 09/17/2030 F-1 Task Order Options The Government may extend the term of this order by written notice to the Contractor within seven (7) days before the end of the current period of performance; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the end of the current period of performance. The preliminary notice does not commit the Government to an extension. If the Government exercises an option, the extended order shall be considered to include this option provision. The total duration of this order, including the exercise of any option under this clause, shall not exceed five (5) years and six (6) months.   FAR 52.217-5 Evaluation of Options (Jul 1990) Except when it is determined in accordance with FAR 17.206(b) not to be in the Government’s best interests, the Government will evaluate offers for award purposes by adding the total price for all options to the total price for the basic requirement. Evaluation of options will not obligate the Government to exercise the options(s). N6833525F3003 - FINAL Page 15 of 55 (a) The contract shall commence on 18 September 2025 and shall continue for a period of twelve (12) months. However, the period of performance may be extended in accordance with the option provisions contained herein. (b) If FAR Clause 52.216-18, “Ordering”, is incorporated into this contract, then the period in which the Government can issue orders under the contract will be extended at the exercise of an option, and extended to the end of that option period.     FTXT.211-9507 PERIOD OF PERFORMANCE (NAVAIR) (MAR 1999) (a) The contract shall commence on 18 September 2025 and shall continue five (5) years. However, the period of performance may be extended in accordance with the option provisions contained herein. (b) If FAR Clause 52.216-18, “Ordering”, is incorporated into this contract, then the period in which the Government can issue orders under the contract will be extended at the exercise of an option, and extended to the end of that option period.     5252.247-9505 TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995) Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A, attached hereto, and the following: (a) The contractor shall concurrently deliver technical data and information per DD Form 1423, Blocks 12 and 13 (date of first/subsequent submission) to all activities listed in Block 14 of the DD Form 1423 (distribution and addresses) for each item. Complete addresses for the abbreviations in Block 14 are shown in paragraph (g) below. Additionally, the technical data shall be delivered to the following cognizant codes, who are listed in Block 6 of the DD Form 1423. (1) PCO, Code BL54000. (2) ACO, Code Not Applicable. (3) COR, Code BL33400. (b) Partial delivery of data is not acceptable unless specifically authorized on the DD Form 1423, or unless approved in writing by the PCO. (c) The Government review period provided on the DD Form 1423 for each item commences upon receipt of all required data by the technical activity designated in Block 6. (d) A copy of all other correspondence addressed to the Contracting Officer relating to data item requirements (i.e., status of delivery) shall also be provided to the codes reflected above and the technical activity responsible for the data item per Block 6, if not one of the activities listed above. (e) The PCO reserves the right to issue unilateral modifications to change the destination codes and addresses for all technical data and information at no additional cost to the Government. (f) Unless otherwise specified in writing, rejected data items shall be resubmitted within thirty (30) days after receipt of notice of rejection. (g) DD Form 1423, Block 14 Mailing Addresses: See DD Form 1423, Block 16.

N6833525F3003 - FINAL Page 16 of 55   N6833525F3003 - FINAL Page 17 of 55 Section G - Contract Administration Data Contracting Officer Representative: Stephanie Brown Phone: 732-674-0532 Email: stephanie.brown48.civ@us.navy.mil Accounting Data CLIN/SLIN PR Number Amount N6833525F3003 600001 130129007500001 LLA : AA 97X4930 NH2A 251 77777 0 050120 2F 000000 A00009455549 Standard Document #: BASE Funding: Cumulative Funding: TYPE OF CONTRACT: This is a Cost Plus Fixed-Fee Level of Effort TO.   252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991) (a) "Definition. Contracting officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions. (b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.   5252.201-9501 DESIGNATION OF CONTRACTING OFFICER’S REPRESENTATIVE (COR)(NAVAIR)(SEP 2012) - ALT I (a) The Contracting Officer has designated the following as an authorized Contracting Officer's Representatives (COR), Stephanie Brown, at time of Award to perform the following functions, duties, and/or responsibilities: Inspection of Services Inspection of Data Deliverables Coordination with DCMA for inspections. Review of invoices in WAWF to ensure charges are reasonable for work. Provide technical direction to the Contractor through the issuance of Technical Direction Letters (TDL’s) per NAVAIR clause   TASK ORDER ADMINISTRATION G.2.1 CONTRACTING OFFICER (CO) Naval Air Warfare Center Aircraft Division Lakehurst ATTN: Kyle Perry Highway 547, Bldg. 120-207, ATTN: BL54000 Joint Base MDL, NJ 08733-508 5252.232-9510 PAYMENT OF FIXED FEE (NAVAIR) (OCT 2005) (a) The fixed fee, as specified in Section B of this contract, subject to any adjustment required by other provisions of this contract, will be paid in installments. The fixed fee will be paid not more frequently than bi-weekly based on the allowable cost. The amount of each such installment shall be in the same ratio to the total fixed fee as thenet direct hours expended during the installment period is to direct labor hours specified in the clause entitled "Level of Effort" or the dollars per hour (based on the fixed fee divided by the level of effort in hours. Payment shall be made in accordance with FAR Clauses 52.216-7, “Allowable Cost and Payment”, and 52.216-8, “Fixed Fee”. (b) In the event of termination of the work in accordance with the FAR Clause 52.232-22, “Limitation of Funds”, the fixed fee shall be redetermined by mutual agreement equitably to N6833525F3003 - FINAL Page 18 of 55 reflect the reduction of the work performed. The amount by which such fixed fee is less than or exceeds payments previously made on account of fee, shall be paid to (or repaid by) the contractor. (c) The balance of the fixed fee shall be payable in accordance with other clauses of this contract. (d) For indefinite delivery type contracts the terms of this clause apply to each delivery/task order there under. 5252.232-9524 ALLOTMENT OF FUNDS (NAVAIR) (OCT 2005) (a) This contract is incrementally funded with respect to both cost and fee. (b) The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled “FIXED FEE”, are as follows: ITEM(S)                             ALLOTTED TO FIXED FEE 6000                                          $819.41 (c) The amounts presently available and allotted to this contract for payment of cost, subject to the Section I “LIMITATION OF FUNDS” clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows: ITEM(S)                            ALLOTTED TO COST                                        PERIOD OF PERFORMANCE 6000                                           $19,180.59                                                       09/18/2025-09/17/2026 (d) The parties contemplate that the Government will allot additional amounts to this contract from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.   5252.242-9511 CONTRACT ADMINISTRATION DATA (NAVAIR)(NOV 2017) (a) Contract Administration Office. (1) Contract administration functions (see FAR 42.302(a) and DFARS 242.302(a)) are assigned to: See the ADMINISTERED BY Block on the face page of the contract, modification or order. (b) Special Instructions (see FAR 42.202(b) and (c)): (1) The following contract administration functions are retained (see FAR 42.302(a) and DFARS 242.302(a)): Functions Retained                               Retained for Performance By: ALL                                                        N68335 (2) The following additional contract administration functions are assigned (see FAR 42.302(b)): Additional Functions                             Retained for Performance By: None                                                         None (c) Inquiries regarding payment should be referred to: MyInvoice through the Wide Area Workflow eBusiness Suite:   252.232-7006 Wide Area WorkFlow Payment Instructions (JAN 2023) (a) Definitions. As used in this clause— “Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization. “Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF). “Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system. “Payment request” and “receiving report” are defined in the clause at 252.232-7003 , Electronic Submission of Payment Requests and Receiving Reports. (b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003 , Electronic Submission of Payment Requests and Receiving Reports. (c) WAWF access. To access WAWF, the Contractor shall— (1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and (2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site. (d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at (e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol. (f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order: (1) Document type. The Contractor shall submit payment requests using the following document type(s): (i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher. (ii) For fixed price line items— (A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer. N6833525F3003 - FINAL Page 19 of 55 ____________________________________________________________ (B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the appli invoice and receiving report, as specified by the Contracting Officer. ____________________________________________________________ (iii) For customary progress payments based on costs incurred, submit a progress payment request. (iv) For performance based payments, submit a performance based payment request. (v) For commercial item financing, submit a commercial item financing request. (2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract. [Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.] (3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system. *Routing Data Table*  Field Name in WAWF  Data to be entered in WAWF  Pay Official DoDAAC  HQ0338  Issue By DoDAAC  N68335  Admin DoDAAC  N68335  Inspect By DoDAAC  N68335  Ship to Code  N/A  Ship From Code  N/A  Mark For Code  N/A  Service Approver (DoDAAC)  N68335  Service Acceptor (DoDAAC)  N68335  Accept at Other DoDAAC  N/A  LPO DoDAAC  N/A  DCAA Auditor DoDAAC  N/A  Other DoDAAC(s)  N/A   (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contra financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F. (g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact. stephanie.brown48.civ@us.navy.mil (2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.   PGI 204.7108 Payment instructions. (a) Scope. This section applies to contracts and orders that are funded by multiple accounting classification citations and – (1) Include deliverable line items or deliverable subline items (see FAR 4.1005-1) that are funded by multiple accounting classification citations; (2) Contain cost-reimbursement or time-and-materials/labor-hour line items; or \ (3) Authorize financing payments. (b) For contracts and orders covered by this subpart— (1) The contracting officer shall insert the table at (b)(2), or a link to the table at (b)(2) (https://www.acq.osd.mil/dpap/dars /pgi/pgi_htm /current/PGI204_71.htm#payment_instructio in Section G of the contract, or equivalent, including contracts with incrementally funded line items. When some, but not all, of the fixed price line items in a contract are subject to contract financing payments, the contracting officer shall clearly identify to which line items the payment clause(s) included in Section I apply. (2) The payment office shall allocate and record the amounts paid to the accounting classification citations in the contract using the table below based on the type of payment request submitted (see DFARS 252.232-7006) and the type of effort. \   GTXT-0001 PAYMENT INSTRUCTIONS (APR 2018) FOR GOVERNMENT USE ONLY Contract/Order Payment Clause Type of Payment Request Supply Service Construction Payment Office

N6833525F3003 - FINAL Page 20 of 55 Allocation Method  52.212-4 (Alt I), Contract Terms and Conditions - Commercial Items; 52.216-7, Allowable Cost and Payment; and 52.232-7, Payments under Time-and-Material and Labor-Hour Contracts Cost Voucher   X X N/A Line item specific proration. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN on the deliverable line or deliverable subline item for which payment is requested.  52.232-1, Payments Navy Shipbuilding Invoice (Fixed Price)  X N/A N/A Line Item specific by fiscal year. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated using the oldest funds. In the event of a deliverable line or deliverable subline item with two ACRNs with the same fiscal year, those amounts will be prorated to the available unliquidated funds for that year. 52.232-1, Payments; 52.232-2, Payments under Fixed-Price Research and Development Contracts; 52.232-3, Payments under Personal Services Contracts; 52.232-4, Payments under Transportation Contracts and Transportation-Related Services Contracts; and 52.232-6, Payments under Communications Service Contracts with Common Carriers  Invoice  X X N/A  Line Item Specific proration. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN on the deliverable line or deliverable subline item for which payment is requested. 52.232-5, Payments Under Fixed-Price Construction Contracts Construction Payment Invoice N/A N/A X Line Item specific by fiscal year. If there is more than one ACRN within a deliverable line or deliverable subline item, the funds will be allocated using the oldest funds. In the event of a deliverable line or deliverable subline item with two ACRNs with the same fiscal year, those amounts will be prorated to the available unliquidated funds for that year. 52.232-16, Progress Payments Progress Payment* X X N/A Contract-wide proration. Funds shall be allocated in the same proportion as the amount of funding currently unliquidated for each ACRN. Progress Payments are considered contract level financing, and the “contract price” shall reflect the fixed price portion of the contract per FAR 32.501-3. 52.232-29, Terms for Financing of Purchases of Commercial Items; 52.232-30, Installment Payments for Commercial Items Commercial Item Financing* X X N/A Specified in approved payment. The contracting officer shall specify the amount to be paid and the account(s) to be charged for each payment approval in accordance with FAR 32.207(b)(2) and 32.1007(b)(2). 52.232-32, Performance-Based Payments Performance-Based Payments* X X N/A Specified in approved payment. The contracting officer shall specify the amount to be paid and the account(s) to be charged for each payment approval in accordance with FAR 32.207(b)(2) and 32.1007(b)(2). 252.232-7002, Progress Payments for Foreign Military Sales Acquisitions Progress Payment* X X N/A Allocate costs among line items and countries in a manner acceptable to the Administrative Contracting Officer. *Liquidation of Financing Payments. Liquidation will be applied by the payment office against those ACRNs which are identified by the payment instructions for the delivery payment and in keeping with the liquidation provision of the applicable contract financing clause (i.e., progress payment, performance-based payment, or commercial item financing).   N6833525F3003 - FINAL Page 21 of 55 Section H - Special Contract Requirements Note: All provisions and clauses of Section H of the Basic Seaport-NxG Multiple Award Contract apply to this task order, unless otherwise specified in this TO, in addition to the following: FULLY BURDENED LABOR RATES TRIPWIRE AGREEMENT GTMR/SSI agrees not to invoice the Government in excess of the current NAVAIR fully burdened labor tripwire for any individual in any labor category associated with executing tasking on this TO.   5252.204-9505 SYSTEM AUTHORIZATION ACCESS REQUEST NAVY (SAAR-N) REQUIREMENTS FOR INFORMATION TECHNOLOGY(IT)(NAVAIR)(NOV 2017) (a) Contractor personnel assigned to perform work under this contract may require access to Navy Information Technology (IT) resources (e.g., computers, laptops, personal electronic devices/personal digital assistants (PEDs/PDAs), NMCI, RDT&E networks, websites such as MyNAVAIR, and Navy Web servers requiring Common Access Card (CAC) Public Key Infrastructure (PKI)). Contractor personnel (prime, subcontractor, consultants, and temporary employees) requiring access to Navy IT resources (including those personnel who previously signed SAAR DD Form 2875) shall submit a completed System Authorization Access Request Navy (SAAR-N), OPNAV 5239/14 (Jul 2008) form or latest version thereof, and have initiated the requisite background investigation (or provide proof of a current background investigation) prior to accessing any Navy IT resources. The form and instructions for processing the SAAR-N form are available at: https://navalforms.documentservices.dla.mil/formsDir/_OPNAV_5239_14_7631.pdf. Instruction Note: SAAR-N forms are required to be downloaded and then completed. The "E-MAIL SUBMIT" button on the SAAR-N form is not to be used. (b) SAAR-N forms will be submitted to the Government Sponsor or Technical Point of Contact (TPOC) via the contractor's Facility Security Officer (FSO). The designated SAAR-N Government Sponsor or TPCO for contractor employees requiring IT access, [fill-in name] shall be responsible for signing and processing the SAAR-N forms. For those contractors that do not have a FSO, SAAR-N forms shall be submitted directly to the designated SAAR-N Government Sponsor or TPOC. Copies of the approved SAAR-N forms may be obtained through the designated SAAR-N Government Sponsor or TPOC. Requests for access should be routed through the NAVAIR_SAAR.fct@navy.mil mailbox. (c) In order to maintain access to Navy IT resources, the contractor shall ensure completion of initial and annual IA training, monitor expiration of requisite background investigations, and initiate re-investigations as required. If requested, the contractor shall provide to the designated SAAR-N Government Sponsor or TPOC documentation sufficient to prove that it is monitoring/tracking the SAAR-N requirements for its employees who are accessing Navy IT resources. For those contractor personnel not in compliance with the requirements of this clause, access to Navy IT resources will be denied/revoked. (d) The SAAR-N form remains valid throughout contractual performance, inclusive of performance extensions and option exercises where the contract number does not change. Contractor personnel are required to submit a new SAAR-N form only when they begin work on a new or different contract. 5252.209-9513 ORGANIZATIONAL CONFLICT OF INTEREST INSTRUCTIONS (SERVICES) (NAVAIR) N6833525F3003 - FINAL Page 22 of 55 (JUN 1993) (a) In accordance with FAR 9.507-1, the potential conflict of interest for this solicitation in the Contracting Officer's judgment would involve any prime contractor, subcontractor, co-sponsor, parties to a joint venture, consultant or other legal entity (1) who because of activities or relationships is unable to render impartial assistance or advice to the Government, or (2) whose objectivity in performing the contemplated contract work is or might otherwise be impaired, or (3) who has an unfair competitive advantage in regards to [insert description of weapons system involved and contractor activities that are suspect, i.e., drafting specifications, planning requirements etc.]. (b) This solicitation contains special provision clause in Section H entitled, "Organizational Conflicts of Interest", which is to appear in the awarded contract. (c) If the offeror has checked Block one of the NAVAIR 5252.209-9511, "Conflicts of Interest Representation" in Section K, indicating a potential conflict exists, the offeror shall in accordance with the 5252.209-9510, "Organizational Conflict of Interest" clause in Section H, disclose any and all information necessary to ascertain whether an organizational conflict of interest does exist, and if so, whether a waiver should be requested. (d) The offeror shall take all reasonable steps to obtain documentation of organizational conflicts of interest, and shall cooperate fully with the Government in resolving such issues expeditiously. (e) Along with responses to this solicitation, offerors must either (1) submit the following information concerning any existing or planned contracts with, or interests in, the suppliers and/or equipment identified in Attachment [enter attachment number]; or (2) state that to the best of the offeror's knowledge no such interest or contract exists: (1) a description of the conflict of interest (e.g., weapons systems supplier(s), corporate restructuring, first-tier subcontractor(s)) and identity of parties involved; (2) a description of the work to be performed; (3) the dollar amount; (4) the period of performance; and (5) a description of the contractor's internal controls and planned actions, to avoid any potential organizational conflict interest. (f) Documentation referred to above may be submitted in advance of proposal submission but must be submitted no later than the closing date for receipt of offers. (g) Disclosure of Potential Conflict of Interest by Offerors. (1) The offeror agrees to disclose, in writing and prior to the closing date for receipt of offers, any relevant facts pertaining to work previously performed or presently being performed by the offeror under private and Government contracts wherein the subject matter includes systems, components, technology, or services identical or similar to that encompassed by the proposed contract and which might give rise to the appearance of an organizational conflict of interest. Such disclosure should set forth all relevant facts including identification of contracts under which work was is being performed. (2) If any of the contracts identified pursuant to subparagraph (g)(1) contain an Organizational Conflict of Interest Provision, the offeror may request a waiver of that provision and propose contractual safeguards or job procedures to mitigate conflicting roles that might produce an Organizational Conflict of Interest. (3) Any documentation submitted pursuant to this subparagraph shall identify this procurement by IFB/RFP or other appropriate number as a reference and shall be forwarded to [provide the mailing address of the purchasing office] ATTN: Organizational Conflict of Interest Material N6833525F3003 - FINAL Page 23 of 55 (h) The Contracting Officer will determine whether such interests or contracts present potential organizational conflicts of interest which should preclude award to the offeror. 5252.211-9510 CONTRACTOR EMPLOYEES (NAVAIR)(MAY 2011) (a) In all situations where contractor personnel status is not obvious, all contractor personnel are required to identify themselves to avoid creating an impression to the public, agency officials, or Congress that such contractor personnel are Government officials. This can occur during meeting attendance, through written (letter or email) correspondence or verbal discussions (in person or telephonic), when making presentations, or in other situations where their contractor status is not obvious to third parties. This list is not exhaustive. Therefore, the contractor employee(s) shall: (1) Not by word or deed give the impression or appearance of being a Government employee; (2) Wear appropriate badges visible above the waist that identify them as contractor employees when in Government spaces, at a Government sponsored event, or an event outside normal work spaces in support of the contract/order; (3) Clearly identify themselves as contractor employees in telephone conversations and in all formal and informal writ and electronic correspondence. Identification shall include the name of the company for whom they work; (4) Identify themselves by name, their company name, if they are a subcontractor the name of the prime contractor the company is supporting, as well as the Government office they are supporting when participating in meetings, conferences, and other interactions in which all parties are not in daily contact with the individual contractor employee and (5) Be able to provide, when asked, the full number of the contract/order under which they are performing, and the nam of the Contracting Officer’s Representative. (b) If wearing a badge is a risk to safety and/or security, then an alternative means of identification maybe utilized if endorsed by the Contracting Officer’s Representative and approved by the Contracting Officer.(c) The Contracting Officer will make final determination of compliance with regulations with regard to proper identification of contractor employees.   5252.216-9512 PAPERLESS CONTRACTING (NAVAIR)(JUN 2009) (a)  Orders and requests for proposals are hereby authorized to be issued by facsimile or by electronic commerce (including e-mail and paperless methods of delivery).  Nothing in this contract should be read to prohibit these types of orders.  In the event of a conflict with any other provision of this contract, this clause shall govern.   (b)  To the extent the terms "written", "mailed", or "physically delivered" appear in other provisions of this contract, these terms are hereby defined to explicitly include electronic commerce, email, or paperless delivery methods.     5252.227-9511 DISCLOSURE, USE AND PROTECTION OF PROPRIETARY INFORMATION (NAVAIR) (FEB 2009) (a) During the performance of this contract, the Government may use an independent services contractor (ISC), who is neither an agent nor employee of the Government. The ISC may be used to conduct reviews, evaluations, or independent verification and validations of technical documents submitted to the Government during performance. (b) The use of an ISC is solely for the convenience of the Government. The ISC has no obligation to the prime contractor. The prime contractor is required to provide full cooperation, working facilities and access to the ISC for the purposes stated in paragraph (a) above.

N6833525F3003 - FINAL Page 24 of 55 (c) Since the ISC is neither an employee nor agent of the Government, any findings, recommendations, analyses, or conclusions of such a contractor are not those of the Government. (d) The prime contractor acknowledges that the Government has the right to use ISCs as stated in paragraph (a) above. It is possible that under such an arrangement the ISC may require access to or the use of information (other than restricted cost or pricing data), which is proprietary to the prime contractor. (e) To protect any such proprietary information from disclosure or use, and to establish the respective rights and duties of both the ISC and prime contractor, the prime contractor agrees to enter into a direct agreement with any ISC as the Government requires. A properly executed copy (per FAR 9.505-4) of the agreement will be provided to the Procuring Contracting Officer.   5252.232-9509 TRAVEL APPROVAL AND REIMBURSEMENT PROCEDURES (NAVAIR)(OCT 2013) (a) General. Performance under this contract may require travel by Contractor personnel. If travel, domestic or overseas, is required, the Contractor is responsible for making all necessary arrangements for its personnel. These include but are not limited to: medical examinations, immunizations, passports/visas/etc., and security clearances. (b) Travel Approval Process. Prior approval is required for all travel under this contract. Travel shall be reviewed and approved/disapproved as follows: (1) The Contractor shall provide the Contracting Officer's Representative (COR) a written request for authorization to travel at least 30 days in advance of the required travel date, when possible. The request should include: purpose of travel, location, travel dates, number of individuals traveling, and all estimated costs associated with the travel (e.g., lodging, meals, transportation costs, incidental expenses, etc.). (2) The COR will review the travel request and provide, in writing, an approval or disapproval of the travel request to Contractor and the Procuring Contracting Officer. (c) Travel Policy. (1) Travel arrangements shall be planned in accordance with the Federal Travel regulations, prescribed by the General Services Administration for travel in the conterminous 48 United States, (hereinafter the FTR) and the Joint Travel Regulation, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense (herein after th JTR). (2) The Government will reimburse the Contractor for allowable travel costs incurred by the Contractor in performanc of the contract in accordance with FAR Subpart 31.2. (3) For purposes of reimbursement of travel expenses, the Contractor's official station is defined as within 50 miles of Contractor's regular work site.(If Contractor has more than one regular work site, the official station is defined as with 50 miles of each of its regular work sites.) (4) The Contractors documentation for the reimbursement of travel costs (e.g., receipts) shall be governed as set forth FAR Subpart 31.2, the FTR, and the JTR. (5) Car Rental for a team on temporary duty (TDY) at one site will be allowed provided that only one car is rented for every four (4) members of the TDY team. In the event that less than four (4) persons comprise the TDY team, car rent will be allowed if necessary to complete the mission required. (6) Whenever work assignments require TDY aboard a Government ship, the Contractor will be reimbursed at the per diem identified in the JTR. N6833525F3003 - FINAL Page 25 of 55   5252.237-9501 ADDITION OR SUBSTITUTION OF KEY PERSONNEL (SERVICES) (NAVAIR)(OCT 2005) (a) A requirement of this contract is to maintain stability of personnel proposed in order to provide quality services. The contractor agrees to assign only those key personnel whose resumes were submitted and approved, and who are necessary to fulfill the requirements of the effort. The contractor agrees to assign to any effort requiring non-key personnel only personnel who meet or exceed the applicable labor category descriptions. No substitution or addition of personnel shall be made except in accordance with this clause. (b) If personnel for whatever reason become unavailable for work under the contract for a continuous period exceeding thirty (30) working days, or are expected to devote substantially less effort to the work than indicated in the proposal, the contractor shall propose a substitution to such personnel, in accordance with paragraph (d) below. (c) The contractor agrees that during the first twelve (12) months of the contract, no key personnel substitutions or additions will be made unless necessitated by compelling reasons including, but not limited to: an individual’s illness, death, termination of employment, declining an offer of employment (for those individuals proposed as contingent hires), or family friendly leave. In such an event, the contractor must promptly provide the information required by paragraph (d) below to the Contracting Officer for approval prior to the substitution or addition of key personnel. (d) All proposed substitutions shall be submitted, in writing, to the Contracting Officer at least fifteen (15) days (thirty (30) days if a security clearance must be obtained) prior to the proposed substitution. Each request shall provide a detailed explanation of the circumstances necessitating the proposed substitution, a complete resume for the proposed substitute, information regarding the full financial impact of the change, and any other information required by the Contracting Officer to approve or disapprove the proposed substitution. All proposed substitutes (no matter when they are proposed during the performance period) shall have qualifications that are equal to or higher than the qualifications of the person being replaced. (e) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract occurs, the offeror shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The information required is the same as that required in paragraph (d) above. The additional personnel shall have qualifications greater than or equal to at least one (1) of the individuals proposed for the designated labor category. (f) The Contracting Officer shall evaluate requests for substitution and addition of personnel and promptly notify the offeror, in writing, of whether the request is approved or disapproved. (g) If the Contracting Officer determines that suitable and timely replacement of personnel who have been reassigned, terminated or have otherwise become unavailable to perform under the contract is not reasonably forthcoming or that the resultant reduction of productive effort would impair the successful completion of the contract or the task order, the contract may be terminated by the Contracting Officer for default or for the convenience of the Government, as appropriate. Alternatively, at the Contracting Officer’s discretion, if the Contracting Officer finds the contractor to be at fault for the condition, he may equitably adjust (downward) the contract price or fixed fee to compensate the Government for any delay, loss or damage as a result of the contractor’s action. (h) Noncompliance with the provisions of this clause will be considered a material breach of the terms and conditions of the contract for which the Government may seek any and all appropriate remedies including Termination for Default pursuant to FAR Clause 52.249-6, Alt IV, “Termination (Cost-Reimbursement)". N6833525F3003 - FINAL Page 27 of 55 (i) It ? is, ? is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material changes in ownership and control, principal office, or HUBZone employee percentage have occurred since it was certified in accordance with 13 CFR part 126; and (ii)  It ? is, ? is not a HUBZone joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (h)(8)(i) of this clause is accurate for each HUBZone small business concern participating in the HUBZone joint venture. [ The Contractor shall enter the names of each of the HUBZone small business concerns participating in the HUBZone joint venture:     . ] Each HUBZone small business concern participating in the HUBZone joint venture shall submit a separate signed copy of the HUBZone representation. [Contractor to sign and date and insert authorized signer's name and title.]     52.203-16 Preventing Personal Conflicts of Interest (JUN 2020) (a)  Definitions. As used in this clause— Acquisition function closely associated with inherently governmental functions means supporting or providing advice or recommendations with regard to the following activities of a Federal agency: (1) Planning acquisitions. (2) Determining what supplies or services are to be acquired by the Government, including developing statements of work. (3) Developing or approving any contractual documents, to include documents defining requirements, incentive plans, and evaluation criteria. (4) Evaluating contract proposals (5) Awarding Government contracts. (6) Administering contracts (including ordering changes or giving technical direction in contract performance or contract quantities, evaluating contractor performance, and accepting or rejecting contractor products or services). (7) Terminating contracts. (8) Determining whether contract costs are reasonable, allocable, and allowable. Covered employee means an individual who performs an acquisition function closely associated with inherently governmental functions and is— (1) An employee of the contractor; or (2) A subcontractor that is a self-employed individual treated as a covered employee of the contractor because there is no employer to whom such an individual could submit the required disclosures. Non-public information means any Government or third-party information that- (1) Is exempt from disclosure under the Freedom of Information Act ( 5 U.S. C.552) or otherwise protected from disclosure by statute, Executive order, or regulation; or (2) Has not been disseminated to the general public and the Government has not yet determined whether the information can or will be made available to the public. Personal conflict of interest means a situation in which a covered employee has a financial interest, personal activity, or relationship that could impair the employee’s ability to act impartially and in the best interest of the Government when performing under the contract. (A de minimis interest that would not "impair the employee’s ability to act impartially and in the best interest of the Government" is not covered under this definition.) (1) Among the sources of personal conflicts of interest are- (i) Financial interests of the covered employee, of close family members, or of other members of the covered employee’s household; (ii) Other employment or financial relationships (including seeking or negotiating for prospective employment or business); and (iii)  Gifts, including travel. (2) For example, financial interests referred to in paragraph (1) of this definition may arise from- (i) Compensation, including wages, salaries, commissions, professional fees, or fees for business referrals; (ii) Consulting relationships (including commercial and professional consulting and service arrangements, scientific and technical advisory board memberships, or serving as an expert witness in litigation); (iii)  Services provided in exchange for honorariums or travel expense reimbursements; (iv) Research funding or other forms of research support; (v) Investment in the form of stock or bond ownership or partnership interest (excluding diversified mutual fund investments); (vi) Real estate investments; (vii)  Patents, copyrights, and other intellectual property interests; or (viii)  Business ownership and investment interests. (b) Requirements. The Contractor shall— (1) Have procedures in place to screen covered employees for potential personal conflicts of interest, by- (i) Obtaining and maintaining from each covered employee, when the employee is initially assigned to the task under the contract, a disclosure of interests that might be affected by the task to which the employee has been assigned, as follows: (A) Financial interests of the covered employee, of close family members, or of other members of the covered employee’s household. (B) Other employment or financial relationships of the covered employee (including seeking or negotiating for prospective employment or business). (C) Gifts, including travel; and

N6833525F3003 - FINAL Page 28 of 55 (ii) Requiring each covered employee to update the disclosure statement whenever the employee’s personal or financial circumstances change in such a way that a new personal conflict of interest might occur because of the task the covered employee is performing. (2) For each covered employee— (i) Prevent personal conflicts of interest, including not assigning or allowing a covered employee to perform any task under the contract for which the Contractor has identified a personal conflict of interest for the employee that the Contractor or employee cannot satisfactorily prevent or mitigate in consultation with the contracting agency; (ii) Prohibit use of non-public information accessed through performance of a Government contract for personal gain; and (iii) Obtain a signed non-disclosure agreement to prohibit disclosure of non-public information accessed through performance of a Government contract. (3) Inform covered employees of their obligation- (i) To disclose and prevent personal conflicts of interest; (ii) Not to use non-public information accessed through performance of a Government contract for personal gain; and (iii) To avoid even the appearance of personal conflicts of interest; (4) Maintain effective oversight to verify compliance with personal conflict-of-interest safeguards; (5) Take appropriate disciplinary action in the case of covered employees who fail to comply with policies established pursuant to this clause; and (6) Report to the Contracting Officer any personal conflict-of-interest violation by a covered employee as soon as it is identified. This report shall include a description of the violation and the proposed actions to be taken by the Contractor in response to the violation. Provide follow-up reports of corrective actions taken, as necessary. Personal conflict-of-interest violations include- (i) Failure by a covered employee to disclose a personal conflict of interest; (ii) Use by a covered employee of non-public information accessed through performance of a Government contract for personal gain; and (iii) Failure of a covered employee to comply with the terms of a non-disclosure agreement. (c)  Mitigation or waiver. (1) In exceptional circumstances, if the Contractor cannot satisfactorily prevent a personal conflict of interest as required by paragraph (b)(2)(i) of this clause, the Contractor may submit a request through the Contracting Officer to the Head of the Contracting Activity for- (i) Agreement to a plan to mitigate the personal conflict of interest; or (ii) A waiver of the requirement. (2) The Contractor shall include in the request any proposed mitigation of the personal conflict of interest. (3) The Contractor shall- (i) Comply, and require compliance by the covered employee, with any conditions imposed by the Government as necessary to mitigate the personal conflict of interest; or (ii) Remove the Contractor employee or subcontractor employee from performance of the contract or terminate the applicable subcontract. (d)  Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts— (1) That exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award; and (2) In which subcontractor employees will perform acquisition functions closely associated with inherently governmental functions (i.e., instead of performance only by a self-employed individual).   52.204-9 Personal Identity Verification of Contractor Personnel (JAN 2011) The Contractor shall comply with agency personal identity verification procedures identified in the contract that implement Homeland Security Presidential Directive-12 (HSPD-12), Office of Management and Budget (OMB) guidance M-05-24, and Federal Information Processing Standards Publication (FIPS PUB) Number 201. The Contractor shall account for all forms of Government- provided identification issued to the Contractor employees in connection with performance under this contract. The Contractor shall return such identification to the issuing agency at the earliest of any of the following, unless otherwise determined by the Government; When no longer needed for contract performance. Upon completion of the Contractor employee’s employment. Upon contract completion or termination. The Contracting Officer may delay final payment under a contract if the Contractor fails to comply with these requirements. The Contractor shall insert the substance of clause, including this paragraph (d), in all subcontracts when the subcontractor’s employees are required to have routine physical access to a Federally- controlled facility and/or routine access to a Federally-controlled information system. It shall be the responsibility of the prime Contractor to return such identification to the issuing agency in accordance with the terms set forth in paragraph (b) of this section, unless otherwise approved in writing by the Contracting Officer. 52.204-25 Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment (NOV 2021) (a)  Definitions. As used in this clause— Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (e.g., connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (e.g., fiber optic, coaxial cable, Ethernet). Covered foreign country means The People’s Republic of China. Covered telecommunications equipment or services means– (1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities); (2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities); (3) Telecommunications or video surveillance services provided by such entities or using such equipment; or (4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country. Critical technology means– N6833525F3003 - FINAL Page 29 of 55 (1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations; (2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled- (i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or (ii)  For reasons relating to regional stability or surreptitious listening; (3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities); (4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material); (5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or (6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817). Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (e.g., connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources. Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit. Roaming means cellular communications services (e.g., voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high. Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service. (b) Prohibition. (1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. The Contractor is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104. (2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this clause applies or the covered telecommunication equipment or services are covered by a waiver described in FAR 4.2104. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract. (c)  Exceptions. This clause does not prohibit contractors from providing— (1) A service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or (2) Telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles. (d) Reporting requirement. (1) In the event the Contractor identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, or the Contractor is notified of such by a subcontractor at any tier or by any other source, the Contractor shall report the information in paragraph (d)(2) of this clause to the Contracting Officer, unless elsewhere in this contract are established procedures for reporting the information; in the case of the Department of Defense, the Contractor shall report to the website at https://dibnet.dod mil. For indefinite delivery contracts, the Contractor shall report to the Contracting Officer for the indefinite delivery contract and the Contracting Officer(s) for any affected order or, in the case of the Department of Defense, identify both the indefinite delivery contract and any affected orders in the report provided at https://dibnet.dod.mil. (2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause (i)  Within one business day from the date of such identification or notification: the contract number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known); brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended. (ii)  Within 10 business days of submitting the information in paragraph (d)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services. (e)  Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (e) and excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial products or commercial services.       52.204-27 Prohibition on a ByteDance Covered Application. (JUN 2023) (a)  Definitions. As used in this clause— Covered application means the social networking service TikTok or any successor application or service developed or provided by ByteDance Limited or an entity owned by ByteDance Limited. Information technology, as defined in 40 U.S.C. 11101(6) (1) Means any equipment or interconnected system or subsystem of equipment, used in the automatic acquisition, storage, analysis, evaluation, manipulation, management, movement, control, display, sw interchange, transmission, or reception of data or information by the executive agency, if the equipment is used by the executive agency directly or is used by a contractor under a contract with the executive age requires the use—          (i) Of that equipment; or (ii)  Of that equipment to a significant extent in the performance of a service or the furnishing of a product; (2) Includes computers, ancillary equipment (including imaging peripherals, input, output, and storage devices necessary for security and surveillance), peripheral equipment designed to be controlled by the cen processing unit of a computer, software, firmware and similar procedures, services (including support services), and related resources; but (3) Does not include any equipment acquired by a Federal contractor incidental to a Federal contract. (b) Prohibition. Section 102 of Division R of the Consolidated Appropriations Act, 2023 (Pub. L. 117-328), the No TikTok on Government Devices Act, and its implementing guidance under Office of Management  and Budget (OMB) Memorandum M-23-13, dated February 27, 2023, “No TikTok on Government Devices” Implementation Guidance, collectively prohibit the presence or use of a covered application on executive agency information technology, including certain equipment used by Federal contractors. The Contractor is prohibited from having or using a covered application on any information technology owned or managed by the Government, or on any information technology used or provided by the Contractor under this contract, including equipment provided by the Contractor’s employees; however, this prohibition does not apply if the Contracting Officer provides written notification to the Contractor that an exception has been granted in accordance with OMB Memorandum M-23-13. N6833525F3003 - FINAL Page 30 of 55 (c) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (c), in all subcontracts, including subcontracts for the acquisition of commercial products or commercial services.   52.216-1Type of Contract (APR 1984) The Government contemplates award of a Cost Plus Fixed Fee (CPFF) term type Task Order. This procurement will have one (1) year base period and four (4) one (1) year option periods. 52.217-8 Option to Extend Services (NOV 1999) The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days before the expiration of the current period of performance.   52.217-9 Option to Extend the Term of the Contract (MAR 2000) The Government may extend the term of this contract by written notice to the Contractor within 10 days of the expiration of the current period of performance; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension. If the Government exercises this option, the extended contract shall be considered to include this option clause. The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 Years 6 Months.   52.222-41 Service Contract Labor Standards (AUG 2018) (a) Definitions. As used in this clause— Contractor, when this clause is used in any subcontract, shall be deemed to refer to the subcontractor, except in the term "Government Prime Contractor." Service employee means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as these terms are defined in Part 541 of Title 29, Code of Federal Regulations, as revised. It includes all such persons regardless of any contractual relationship that may be alleged to exist between a Contractor or subcontractor and such persons. (b) Applicability. This contract is subject to the following provisions and to all other applicable provisions of 41 U.S.C. chapter 67, Service Contract Labor Standards, and regulations of the Secretary of Labor (29 CFR Part 4). This clause does not apply to contracts or subcontracts administratively exempted by the Secretary of Labor or exempted by 41 U.S.C. 6702, as interpreted in Subpart C of 29 CFR Part 4. (c) Compensation.  (1) Each service employee employed in the performance of this contract by the Contractor or any subcontractor shall be paid not less than the minimum monetary wages and shall be furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor, or authorized representative, as specified in any wage determination attached to this contract. (2)  (i) If a wage determination is attached to this contract, the Contractor shall classify any class of service employee which is not listed therein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination) so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed class of employees shall be paid the monetary wages and furnished the fringe benefits as are determined pursuant to the procedures in this paragraph (c). (ii) This conforming procedure shall be initiated by the Contractor prior to the performance of contract work by the unlisted class of employee. The Contractor shall submit Standard Form (SF) 1444, Request For Authorization of Additional Classification and Rate, to the Contracting Officer no later than 30 days after the unlisted class of employee performs any contract work. The Contracting Officer shall review the proposed classification and rate and promptly submit the completed SF 1444 (which must include information regarding the agreement or disagreement of the employees’ authorized representatives or the employees themselves together with the agency recommendation), and all pertinent information to the Wage and Hour Division, U.S. Department of Labor. The Wage and Hour Division will approve, modify, or disapprove the action or render a final determination in the event of disagreement within 30 days of receipt or will notify the Contracting Officer within 30 days of receipt that additional time is necessary. (iii) The final determination of the conformance action by the Wage and Hour Division shall be transmitted to the Contracting Officer who shall promptly notify the Contractor of the action taken. Each affected employee shall be furnished by the Contractor with a written copy of such determination or it shall be posted as a part of the wage determination. (iv)  (A) The process of establishing wage and fringe benefit rates that bear a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from wage determination to wage determination depending on the circumstances. Standard wage and salary administration practices which rank various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon. Guidance may also be obtained from the way different jobs are rated under Federal pay systems (Federal Wage Board Pay System and the General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of any conformable wage rate(s) is the concept that a pay relationship should be maintained between job classifications based on the skill required and the duties performed. (B) In the case of a contract modification, an exercise of an option, or extension of an existing contract, or in any other case where a Contractor succeeds a contract under which the classification in question was previously conformed pursuant to paragraph (c) of this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (i.e., adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase (or decrease, where appropriate) between the wages and fringe benefits specified for all classifications to be used on the contract which are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. Where conforming actions are accomplished in accordance with this paragraph prior to the performance of contract work by the unlisted class of employees, the Contractor shall advise the Contracting Officer of the action taken but the other procedures in subdivision (c)(2)(ii) of this clause need not be followed. (C) No employee engaged in performing work on this contract shall in any event be paid less than the currently applicable minimum wage specified under section 6(a)(1) of the Fair Labor Standards Act of1938, as amended. (v) The wage rate and fringe benefits finally determined under this paragraph (c)(2) of this clause shall be paid to all employees performing in the classification from the first day on which contract work is performed by them in the classification. Failure to pay the unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and Hour Division retroactive to the date such class of employees commenced contract work shall be a violation of the Service Contract Labor Standards statute and this contract. (vi) Upon discovery of failure to comply with paragraph (c)(2) of this clause, the Wage and Hour Division shall make a final determination of conformed classification, wage rate, and/or fringe benefits which shall be retroactive to the date such class or classes of employees commenced contract work. (3) Adjustment of compensation. If the term of this contract is more than 1 year, the minimum monetary wages and fringe benefits required to be paid or furnished thereunder to service employees under this contract shall be subject to adjustment after 1 year and not less often than once every 2 years, under wage determinations issued by the Wage and Hour Division. (d) Obligation to furnish fringe benefits. The Contractor or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined under paragraph (c)(2) of this clause by furnishing equivalent combinations of bona fide fringe benefits, or by making equivalent or differential cash payments, only in accordance with Subpart D of 29 CFR Part 4. (e) Minimum wage. In the absence of a minimum wage attachment for this contract, neither the Contractor nor any subcontractor under this contract shall pay any person performing work under this contract (regardless of whether the person is a service employee) less than the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of1938. Nothing in this clause shall relieve the Contractor or any subcontractor of any other obligation under law or contract for payment of a higher wage to any employee. (f) Successor contracts. If this contract succeeds a contract subject to the Service Contract Labor Standards statute under which substantially the same services were furnished in the same locality and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of the minimum wage attachment for this contract setting forth such collectively bargained wage rates and fringe benefits, neither the Contractor nor any subcontractor under this contract shall pay any service employee performing any of the contract work (regardless of whether or not such employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in such collective bargaining agreement, to which such employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under such agreement. No Contractor or subcontractor under this contract may be relieved of the foregoing obligation unless the limitations of 29 CFR 4.1 b(b) apply or unless the Secretary of Labor or the Secretary’s authorized representative finds, after a hearing as provided in 29 CFR  4.10 that the wages and/or N6833525F3003 - FINAL Page 31 of 55 fringe benefits provided for in such agreement are substantially at variance with those which prevail for services of a character similar in the locality, or determines, as provided in 29 CFR 4.11, that the collective bargaining agreement applicable to service employees employed under the predecessor contract was not entered into as a result of arm’s length negotiations. Where it is found in accordance with the review procedures provided in 29 CFR 4.10 and/or 4.11 and Parts6 and 8 that some or all of the wages and/or fringe benefits contained in a predecessor Contractor’s collective bargaining agreement are substantially at variance with those which prevail for services of a character similar in the locality, and/or that the collective bargaining agreement applicable to service employees employed under the predecessor contract was not entered into as a result of arm’s length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits. Such determination  shall be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law Judge, or the Administrative Review Board, as the case may be, irrespective of whether such issuance occurs prior to or after the award of a contract or subcontract (53 Comp. Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, such determination shall be effective as of the date of the final administrative decision. (g) Notification to employees. The Contractor and any subcontractor under this contract shall notify each service employee commencing work on this contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to this contract, or shall post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH 1313) shall be posted in a prominent and accessible place at the work site. Failure to comply with this requirement is a violation of 41 U.S.C. 6703 and of this contract. (h) Safe and sanitary working conditions. The Contractor or subcontractor shall not permit any part of the services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the Contractor or subcontractor which are unsanitary, hazardous, or dangerous to the health or safety of the service employees. The Contractor or subcontractor shall comply with the safety and health standards applied under 29 CFR Part 1925. (i) Records.  (1) The Contractor and each subcontractor performing work subject to the Service Contract Labor Standards statute shall make and maintain for 3 years from the completion of the work, and make them available for inspection and transcription by authorized representatives of the Wage and Hour Division, a record of the following: (i) For each employee subject to the Service Contract Labor Standards statute- (A) Name and address and social security number; (B) Correct work classification or classifications, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of payments in lieu of fringe benefits, and total daily and weekly compensation; (C) Daily and weekly hours worked by each employee; and (D) Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee. (ii) For those classes of service employees not included in any wage determination attached to this contract, wage rates or fringe benefits determined by the interested parties or by the Administrator or authorized representative under the terms of paragraph (c) of this clause. A copy of the report required by subdivision (c)(2)(ii) of this clause will fulfill this requirement. (iii) Any list of the predecessor Contractor’s employees which had been furnished to the  Contractor as prescribed by paragraph (n) of this clause. (2) The Contractor shall also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division. (3) Failure to make and maintain or to make available these records for inspection and transcription shall be a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification to the Contractor, shall take action to cause suspension of any further payment or advance of funds until the violation ceases. (4) The Contractor shall permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the work site during normal working hours. (j) Pay periods. The Contractor shall unconditionally pay to each employee subject to the Service Contract Labor Standards statute all wages due free and clear and without subsequent deduction (except as otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account. These payments shall be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under this statute may not be of any duration longer than semi-monthly. (k) Withholding of payments and termination of contract. The Contracting Officer shall withhold or cause to be withheld from the Government Prime Contractor under this or any other Government contract with the Prime Contractor such sums as an appropriate official of the Department of Labor requests or such sums as the Contracting Officer decides may be necessary to pay underpaid employees employed by the Contractor or subcontractor. In the event of failure to pay any employees subject to the Service Contract Labor Standards statute all or part of the wages or fringe benefits due under the Service Contract Labor Standards statute, the Contracting Officer may, after authorization or by direction of the Department of Labor and written notification to the Contractor, take action to cause suspension of any further payment or advance of funds until such violations have ceased. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In such event, the Government may enter into other contracts or arrangements for completion of the work, charging the Contractor in default with any additional cost. (l) Subcontracts. The Contractor agrees to insert this clause in all subcontracts subject to the Service Contract Labor Standards statute. (m) Collective bargaining agreements applicable to service employees. If wages to be paid or fringe benefits to be furnished any service employees employed by the Government Prime Contractor or any subcontractor under the contract are provided for in a collective bargaining agreement which is or will be effective during any period in which the contract is being performed, the Government Prime Contractor shall report such fact to the Contracting Officer, together with full information as to the application and accrual of such wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and a copy of the collective bargaining agreement. Such report shall be made upon commencing performance of the contract, in the case of collective bargaining agreements effective at such time, and in the case of such agreements or provisions or amendments thereof effective at a later time during the period of contract performance such agreements shall be reported promptly after negotiation thereof. (n) Seniority list. Not less than 10 days prior to completion of any contract being performed at a Federal facility where service employees may be retained in the performance of the succeeding contract and subject to a wage determination which contains vacation or other benefit provisions based upon length of service with a Contractor (predecessor) or successor (29 CFR 4.173), the incumbent Prime Contractor shall furnish the Contracting Officer a certified list of the names of all service employees on the Contractor’s or subcontractor’s payroll during the last month of contract performance. Such list  shall also contain anniversary dates of employment on the contract either with the current or predecessor Contractors of each such service employee. The Contracting Officer shall turn over such list to the successor Contractor at the commencement of the succeeding contract. (o) Rulings and interpretations. Rulings and interpretations of the Service Contract Labor Standards statute are contained in Regulations, 29 CFR Part 4. (p) Contractor’s certification.  (1) By entering into this contract, the Contractor (and officials thereof) certifies that neither it nor any person or firm who has a substantial interest in the Contractor’s firm is a person or firm  ineligible to be awarded Government contracts by virtue of the sanctions imposed under 41 U.S.C. 6706. (2) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract under 41 U.S.C. 6706. (3) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001. (q) Variations, tolerances, and exemptions involving employment. Notwithstanding any of the provisions in paragraphs (b) through (o) of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions, which the Secretary of Labor, pursuant to 41 U.S.C. 6707 prior to its amendment by Pub.L.92-473, found to be necessary and proper in the public interest or to avoid serious impairment of the conduct of Government business: (1) Apprentices, student-learners, and workers whose earning capacity is impaired by age, physical or mental deficiency, or injury may be employed at wages lower than the minimum wages otherwise required by 41 U.S.C. 6703(1) without diminishing any fringe benefits or cash payments in lieu thereof required under 41 U.S.C. 6703(2), in accordance with the conditions and procedures prescribed for the employment of apprentices, student-learners, persons with disabilities, and disabled clients of work centers under section 14 of the Fair Labor Standards Act of 1938, in the regulations issued by the Administrator (29 CFR parts 520, 521, 524, and 525). (2) The Administrator will issue certificates under the statute for the employment of apprentices, student-learners, persons with disabilities, or disabled clients of work centers not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two statutes, authorizing appropriate rates of minimum wages (but without changing requirements concerning fringe benefits or supplementary cash payments in lieu thereof), applying procedures prescribed by the applicable regulations issued under the Fair Labor Standards Act of 1938 (29 CFR parts 520, 521, 524, and 525). (3) The Administrator will also withdraw, annul, or cancel such certificates in accordance with the regulations in 29 CFR parts 525 and 528. (r) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they perform when they are employed and individually registered in a bona fide apprenticeship program

N6833525F3003 - FINAL Page 32 of 55 registered with a State Apprenticeship Agency which is recognized by the U.S. Department of Labor, or if no such recognized agency exists in a State, under a program registered with the Office of Apprenticeship Training, Employer, and Labor Services (OATELS), U.S. Department of Labor. Any employee who is not registered as an apprentice in an approved program shall be paid the wage rate and fringe benefits contained in the applicable wage determination for the journeyman classification of work actually performed. The wage rates paid apprentices shall not be less than the wage rate for their level of progress set forth in the registered program, expressed as the appropriate percentage of the journeyman’s rate contained in the applicable wage determination. The allowable ratio of apprentices to journeymen employed on the contract work in any craft classification shall not be greater than the ratio permitted to the Contractor as to his entire work force under the registered program. (s) Tips. An employee engaged in an occupation in which the employee customarily and regularly receives more than $30 a month in tips may have the amount of these tips credited by the employer against the minimum wage required by 41 U.S.C. 6703(1), in accordance with section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the amount of credit shall not exceed $1.34 per hour beginning January 1,1981. To use this provision- (1) The employer must inform tipped employees about this tip credit allowance before the credit is utilized; (2) The employees must be allowed to retain all tips (individually or through a pooling arrangement and regardless of whether the employer elects to take a credit for tips received); (3) The employer must be able to show by records that the employee receives at least the applicable Service Contract Labor Standards minimum wage through the combination of direct wages and tip credit; and (4) The use of such tip credit must have been permitted under any predecessor collective bargaining agreement applicable by virtue of 41 U.S.C. 6707(c). (t) Disputes concerning labor standards. The U.S. Department of Labor has set forth in 29 CFR parts 4, 6, and 8 procedures for resolving disputes concerning labor standards requirements. Such disputes shall be resolved in accordance with those procedures and not the Disputes clause of this contract. Disputes within the meaning of this clause include disputes between the Contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees or their representatives. This clause applies to both contracts subject to area prevailing wage determinations and contracts subject to collective bargaining agreements. (b) The Contractor warrants that the prices in this contract do not include any allowance for any contingency to cover increased costs for which adjustment is provided under this clause. (c) The wage determination, issued under the Service Contract Labor Standards statute, (41 U.S.C. chapter 67), by the Administrator, Wage and Hour Division, U.S. Department of Labor, current on the anniversary date of a multiple year contract or the beginning of each renewal option period, shall apply to this contract. If no such determination has been made applicable to this contract, then the Federal minimum wage as established by section 6(a)(1) of the Fair Labor Standards Act of1938, as amended, (29 U.S.C. 206) current on the anniversary date of a multiple year contract or the beginning of each renewal option period, shall apply to this contract. (d) The contract price, contract unit price labor rates, or fixed hourly labor rates will be adjusted to reflect the Contractor’s actual increase or decrease in applicable wages and fringe benefits to the extent that the increase is made to comply with or the decrease is voluntarily made by the Contractor as a result of: (1) The Department of Labor wage determination applicable on the anniversary date of the multiple year contract, or at the beginning of the renewal option period. For example, the prior year wage determin required a minimum wage rate of $4.00 per hour. The Contractor chose to pay $4.10. The new wage determination increases the minimum rate to $4.50 per hour. Even if the Contractor voluntarily increases the rate $4.75 per hour, the allowable price adjustment is $.40 per hour; (2) An increased or decreased wage determination otherwise applied to the contract by operation of law; or (3) An amendment to the Fair Labor Standards Act of1938 that is enacted after award of this contract, affects the minimum wage, and becomes applicable to this contract under law. (e) Any adjustment will be limited to increases or decreases in wages and fringe benefits as described in paragraph (d) of this clause, and the accompanying increases or decreases in social security and unemployment taxes and workers’ compensation  insurance, but shall not otherwise include any amount for general and administrative costs, overhead, or profit. (f) The Contractor shall notify the Contracting Officer of any increase claimed under this clause within 30 days after receiving a new wage determination unless this notification period is extended in writing by the Contracting Officer. The Contractor shall promptly notify the Contracting Officer of any decrease under this clause, but nothing in the clause shall preclude the Government from asserting a claim within the period permitted by law. The notice shall contain a statement of the amount claimed and the change in fixed hourly rates (if this is a time-and-materials or labor-hour contract), and any relevant supporting data, including payroll records, that the Contracting Officer may reasonably require. Upon agreement of the parties, the contract price, contract unit price labor rates, or fixed hourly rates shall be modified in writing. The Contractor shall continue performance pending agreement on or determination of any such adjustment and its effective date. (g) The Contracting Officer or an authorized representative shall have access to and the right to examine any directly pertinent books, documents, papers and records of the Contractor until the expiration of 3 years after final payment under the contract.    (a) Recompetition of service contracts may in some cases result in lowering the compensation (salaries and fringe benefits) paid or furnished professional employees. This lowering can be detrimental in obtaining the quality of professional services needed for adequate contract performance. It is therefore in the Government’s best interest that professional employees, as defined in  29 CFR 541, be properly and fairly compensated. As part of their proposals, offerors will submit a total compensation plan setting forth salaries and fringe benefits proposed for the professional employees who will work under the contract. The Government will evaluate the plan to assure that it reflects a sound management approach and understanding of the contract requirements. This evaluation will include an assessment of the offeror’s ability to provide uninterrupted high-quality work. The professional compensation proposed will be considered in terms of its impact upon recruiting and retention, its realism, and its consistency with a total plan for compensation. Supporting information will include data, such as recognized national and regional compensation surveys and studies of professional, public and private organizations, used in establishing the total compensation structure (b) The compensation levels proposed should reflect a clear understanding of work to be performed and should indicate the capability of the proposed compensation structure to obtain and keep suitably qualified personnel to meet mission objectives. The salary rates or ranges must take into account differences in skills, the complexity of various disciplines, and professional job difficulty. Additionally, proposals envisioning compensation levels lower than those of predecessor contractors for the same work will be evaluated on the basis of maintaining program continuity, uninterrupted high-quality work, and availability of required competent professional service employees. Offerors are cautioned that lowered compensation for essentially the same professional work may indicate lack of sound management judgment and lack of understanding of the requirement. (c) The Government is concerned with the quality and stability of the work force to be employed on this contract. Professional compensation that is unrealistically low or not in reasonable relationship to the various job categories, since it may impair the Contractor’s ability to attract and retain competent professional service employees,  may be viewed as evidence of failure to comprehend the complexity of the contract requirements. (d) Failure to comply with these provisions may constitute sufficient cause to justify rejection of a proposal.   52.222-50 Combating Trafficking In Persons (NOV2021) (a) Definitions. As used in this clause- Agent means any individual, including a director, an officer, an employee, or an independent contractor, authorized to act on behalf of the organization. Coercion means- (1) Threats of serious harm to or physical restraint against any person; (2) Any scheme, plan, or pattern intended to cause a person to believe that failure to perform an act would result in serious harm to or physical restraint against any person; or (3) The abuse or threatened abuse of the legal process. Commercial sex act means any sex act on account of which anything of value is given to or received by any person. Commercially available off-the-shelf (COTS) item — (1)   Means any item of supply (including construction material) that i s— (i)  A commercial product (as defined in paragraph (1) of the definition of “commercial product” at Federal Acquisition Regulation (FAR) 2.101; (ii) Sold in substantial quantities in the commercial marketplace; and (iii) Offered to the Government, under a contract or subcontract at any tier, without modification, in the same form in which it is sold in the commercial marketplace; and 52.222-43 Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment (Multiple Year and Option Contracts) (AUG 2018) 52.222-46 Evaluation of Compensation for Professional Employees. N6833525F3003 - FINAL Page 33 of 55 (2) Does not include bulk cargo, as defined in 46 U.S.C. 40102(4), such as agricultural products and petroleum products. Debt bondage means the status or condition of a debtor arising from a pledge by the debtor of his or her personal services or of those of a person under his or her control as a security for debt, if the value of those services as reasonably assessed is not applied toward the liquidation of the debt or the length and nature of those services are not respectively limited and defined. Employee means an employee of the Contractor directly engaged in the performance of work under the contract who has other than a minimal impact or involvement in contract performance. Forced Labor means knowingly providing or obtaining the labor or services of a person- (1) By threats of serious harm to, or physical restraint against, that person or another person; (2) By means of any scheme, plan, or pattern intended to cause the person to believe that, if the person did not perform such labor or services, that person or another person would suffer serious harm or physical restraint; or (3) By means of the abuse or threatened abuse of law or the legal process. Involuntary servitude includes a condition of servitude induced by means of- (1) Any scheme, plan, or pattern intended to cause a person to believe that, if the person did not enter into or continue in such conditions, that person or another person would suffer serious harm or physical restraint; or (2) The abuse or threatened abuse of the legal process. Recruitment fees means fees of any type, including charges, costs, assessments, or other financial obligations, that are associated with the recruiting process, regardless of the time, manner, or location of imposition or collection of the fee. (1) Recruitment fees include, but are not limited to, the following fees (when they are associated with the recruiting process) for- (i) Soliciting, identifying, considering, interviewing, referring, retaining, transferring, selecting, training, providing orientation to, skills testing, recommending, or placing employees or potential employees; (ii) Advertising (iii) Obtaining permanent or temporary labor certification, including any associated fees; (iv) Processing applications and petitions; (v) Acquiring visas, including any associated fees; (vi) Acquiring photographs and identity or immigration documents, such as passports, including any associated fees; (vii) Accessing the job opportunity, including required medical examinations and immunizations; background, reference, and security clearance checks and examinations; and additional certifications; (viii) An employer's recruiters, agents or attorneys, or other notary or legal fees; (ix) Language interpretation or translation, arranging for or accompanying on travel, or providing other advice to employees or potential employees; (x) Government-mandated fees, such as border crossing fees, levies, or worker welfare funds; (xi) Transportation and subsistence costs- (A) While in transit, including, but not limited to, airfare or costs of other modes of transportation, terminal fees, and travel taxes associated with travel from the country of origin to the country of performance and the return journey upon the end of employment; and (B) From the airport or disembarkation point to the worksite; N6833525F3003 - FINAL Page 34 of 55 (xii) Security deposits, bonds, and insurance; and (xiii) Equipment charges. (2) A recruitment fee, as described in the introductory text of this definition, is a recruitment fee, regardless of whether the payment is- (i) Paid in property or money; (ii) Deducted from wages; (iii) Paid back in wage or benefit concessions; (iv) Paid back as a kickback, bribe, in-kind payment, free labor, tip, or tribute; or (v) Collected by an employer or a third party, whether licensed or unlicensed, including, but not limited to- (A) Agents; (B) Labor brokers; (C) Recruiters; (D) Staffing firms (including private employment and placement firms); (E) Subsidiaries/affiliates of the employer; (F) Any agent or employee of such entities; and (G) Subcontractors at all tiers. Severe forms of trafficking in persons means- (1) Sex trafficking in which a commercial sex act is induced by force, fraud, or coercion, or in which the person induced to perform such act has not attained 18 years of age; or (2) The recruitment, harboring, transportation, provision, or obtaining of a person for labor or services, through the use of force, fraud, or coercion for the purpose of subjection to involuntary servitude, peonage, debt bondage, or slavery. "Sex trafficking" means the recruitment, harboring, transportation, provision, or obtaining of a person for the purpose of a commercial sex act. Subcontract means any contract entered into by a subcontractor to furnish supplies or services for performance of a prime contract or a subcontract. Subcontractor means any supplier, distributor, vendor, or firm that furnishes supplies or services to or for a prime contractor or another subcontractor. United States means the 50 States, the District of Columbia, and outlying areas. (b) Policy. The United States Government has adopted a policy prohibiting trafficking in persons including the trafficking-related activities of this clause. Contractors, contractor employees, and their agents shall not- (1) Engage in severe forms of trafficking in persons during the period of performance of the contract; (2) Procure commercial sex acts during the period of performance of the contract; (3) Use forced labor in the performance of the contract; (4) Destroy, conceal, confiscate, or otherwise deny access by an employee to the employee’s identity or immigration documents, such as passports or drivers' licenses, regardless of issuing authority; (5) (i) Use misleading or fraudulent practices during the recruitment of employees or offering of employment, such as failing to disclose, in a format and language understood by the employee or potential employee, basic information or making material misrepresentations during the recruitment of employees regarding the key terms and conditions of employment, including wages and fringe benefits, the location of work, the living conditions, housing and associated costs (if employer or agent provided or arranged), any significant costs to be charged to the employee or potential employee, and, if applicable, the hazardous nature of the work; (ii) Use recruiters that do not comply with local labor laws of the country in which the recruiting takes place; (6) Charge employees or potential employees recruitment fees; (7) (i) Fail to provide return transportation or pay for the cost of return transportation upon the end of employment- (A) For an employee who is not a national of the country in which the work is taking place and who was brought into that country for the purpose of working on a U.S. Government contract or subcontract (for portions of contracts performed outside the United States); or (B) For an employee who is not a United States national and who was brought into the United States for the purpose of working on a U.S. Government contract or subcontract, if the payment of such costs is required under existing temporary worker programs or pursuant to a written agreement with the employee (for portions of contracts performed inside the United States); except that- (ii) The requirements of paragraphs (b)(7)(i) of this clause shall not apply to an employee who is- (A) Legally permitted to remain in the country of employment and who chooses to do so; or (B) Exempted by an authorized official of the contracting agency from the requirement to provide return transportation or pay for the cost of return transportation; (iii) The requirements of paragraph (b)(7)(i) of this clause are modified for a victim of trafficking in persons who is seeking victim services or legal redress in the country of employment, or for a witness in an enforcement action related to trafficking in persons. The contractor shall provide the return transportation or pay the cost of return transportation in a way that does not obstruct the victim services, legal redress, or witness activity. For example, the contractor shall not only offer return transportation to a witness at a time when the witness is still needed to testify. This paragraph does not apply when the exemptions at paragraph (b)(7)(ii) of this clause apply. (8) Provide or arrange housing that fails to meet the host country housing and safety standards; or (9) If required by law or contract, fail to provide an employment contract, recruitment agreement, or other required work document in writing. Such written work document shall be in a language the employee understands. If the employee must relocate to perform the work, the work document shall be provided to the employee at least five days prior to the employee relocating. The employee’s work document shall include, but is not limited to, details about work description, wages, prohibition on charging recruitment fees, work location(s), living accommodations and associated costs, time off, roundtrip transportation arrangements, grievance process, and the content of applicable laws and regulations that prohibit trafficking in persons. (c)  Contractor requirements. The Contractor shall- (1) Notify its employees and agents of- (i) The United States Government's policy prohibiting trafficking in persons, described in paragraph (b) of this clause; and (ii) The actions that will be taken against employees or agents for violations of this policy. Such actions for employees may include, but are not limited to, removal from the contract, reduction in benefits, or termination of employment; and N6833525F3003 - FINAL Page 35 of 55 (2) Take appropriate action, up to and including termination, against employees, agents, or subcontractors that violate the policy in paragraph (b) of this clause. (d) Notification. (1) The Contractor shall inform the Contracting Officer and the agency Inspector General immediately of- (i) Any credible information it receives from any source (including host country law enforcement) that alleges a Contractor employee, subcontractor, subcontractor employee, or their agent has engaged in conduct that violates the policy in paragraph (b) of this clause (see also 18 U.S.C. 1351, Fraud in Foreign Labor Contracting, and 52.203-13(b)(3)(i)(A), if that clause is included in the solicitation or contract, which requires disclosure to the agency Office of the Inspector General when the Contractor has credible evidence of fraud); and (ii) Any actions taken against a Contractor employee, subcontractor, subcontractor employee, or their agent pursuant to this clause. (2) If the allegation may be associated with more than one contract, the Contractor shall inform the contracting officer for the contract with the highest dollar value. (e)  Remedies. In addition to other remedies available to the Government, the Contractor’s failure to comply with the requirements of paragraphs (c), (d), (g), (h), or (i) of this clause may result in- (1) Requiring the Contractor to remove a Contractor employee or employees from the performance of the contract; (2) Requiring the Contractor to terminate a subcontract; (3) Suspension of contract payments until the Contractor has taken appropriate remedial action; (4) Loss of award fee, consistent with the award fee plan, for the performance period in which the Government determined Contractor non-compliance; (5) Declining to exercise available options under the contract; (6) Termination of the contract for default or cause, in accordance with the termination clause of this contract; or (7) Suspension or debarment. (f)  Mitigating and aggravating factors. When determining remedies, the Contracting Officer may consider the following: (1) Mitigating factors. The Contractor had a Trafficking in Persons compliance plan or an awareness program at the time of the violation, was in compliance with the plan, and has taken appropriate remedial actions for the violation, that may include reparation to victims for such violations. (2) Aggravating factors. The Contractor failed to abate an alleged violation or enforce the requirements of a compliance plan, when directed by the Contracting Officer to do so. (g) Full cooperation. (1) The Contractor shall, at a minimum- (i) Disclose to the agency Inspector General information sufficient to identify the nature and extent of an offense and the individuals responsible for the conduct; (ii) Provide timely and complete responses to Government auditors' and investigators' requests for documents; (iii) Cooperate fully in providing reasonable access to its facilities and staff (both inside and outside the U.S.) to allow contracting agencies and other responsible Federal agencies to conduct audits, investigations, or other actions to ascertain compliance with the Trafficking Victims Protection Act of 2000 ( 22 U.S.C. chapter 78), E.O. 13627, or any other applicable law or regulation establishing restrictions on trafficking in persons, the procurement of commercial sex acts, or the use of forced labor; and (iv) Protect all employees suspected of being victims of or witnesses to prohibited activities, prior to returning to the country from which the employee was recruited, and shall not prevent or hinder the ability of these employees from cooperating fully with Government authorities. (2) The requirement for full cooperation does not foreclose any Contractor rights arising in law, the FAR, or the terms of the contract. It does not- (i) Require the Contractor to waive its attorney-client privilege or the protections afforded by the attorney work product doctrine; (ii) Require any officer, director, owner, employee, or agent of the Contractor, including a sole proprietor, to waive his or her attorney client privilege or Fifth Amendment rights; or (iii) Restrict the Contractor from- (A) Conducting an internal investigation; or (B) Defending a proceeding or dispute arising under the contract or related to a potential or disclosed violation. (h) Compliance plan. (1) This paragraph (h) applies to any portion of the contract that- (i) Is for supplies, other than commercially available off-the-shelf items, acquired outside the United States, or services to be performed outside the United States; and (ii) Has an estimated value that exceeds $550,000. (2) The Contractor shall maintain a compliance plan during the performance of the contract that is appropriate- (i) To the size and complexity of the contract; and (ii) To the nature and scope of the activities to be performed for the Government, including the number of non-United States citizens expected to be employed and the risk that the contract or subcontract will involve services or supplies susceptible to trafficking in persons. (3) Minimum requirements. The compliance plan must include, at a minimum, the following: (i) An awareness program to inform contractor employees about the Government’s policy prohibiting trafficking-related activities described in paragraph (b) of this clause, the activities prohibited, and the actions that will be taken against the employee for violations. Additional information about Trafficking in Persons and examples of awareness programs can be found at the website for the Department of State’s Office to Monitor and Combat Trafficking in Persons at http://www.state.gov/j/tip/. (ii) A process for employees to report, without fear of retaliation, activity inconsistent with the policy prohibiting trafficking in persons, including a means to make available to all employees the hotline phone number of the Global Human Trafficking Hotline at 1-844-888-FREE and its email address at help@befree.org. (iii) A recruitment and wage plan that only permits the use of recruitment companies with trained employees, prohibits charging recruitment fees to the employees or potential employees and ensures that wages meet applicable host-country legal requirements or explains any variance. (iv) A housing plan, if the Contractor or subcontractor intends to provide or arrange housing, that ensures that the housing meets host-country housing and safety standards. (v) Procedures to prevent agents and subcontractors at any tier and at any dollar value from engaging in trafficking in persons (including activities in paragraph (b) of this clause) and to monitor, detect, and terminate any agents, subcontracts, or subcontractor employees that have engaged in such activities. (4) Posting. (i) The Contractor shall post the relevant contents of the compliance plan, no later than the initiation of contract performance, at the workplace (unless the work is to be performed in the field or not in a fixed location) and on the Contractor's Web site (if one is maintained). If posting at the workplace or on the Web site is impracticable, the Contractor shall provide the relevant contents of the compliance plan to each worker in writing. (ii) The Contractor shall provide the compliance plan to the Contracting Officer upon request. (5) Certification. Annually after receiving an award, the Contractor shall submit a certification to the Contracting Officer that- (i) It has implemented a compliance plan to prevent any prohibited activities identified at paragraph (b) of this clause and to monitor, detect, and terminate any agent, subcontract or subcontractor employee engaging in prohibited activities; and (ii) After having conducted due diligence, either- (A) To the best of the Contractor's knowledge and belief, neither it nor any of its agents, subcontractors, or their agents is engaged in any such activities; or

N6833525F3003 - FINAL Page 36 of 55 (B) If abuses relating to any of the prohibited activities identified in paragraph (b) of this clause have been found, the Contractor or subcontractor has taken the appropriate remedial and referral actions. (i) Subcontracts. (1) The Contractor shall include the substance of this clause, including this paragraph (i), in all subcontracts and in all contracts with agents. The requirements in paragraph (h) of this clause apply only to any portion of the subcontract that- (i) Is for supplies, other than commercially available off-the-shelf items, acquired outside the United States, or services to be performed outside the United States; and (ii) Has an estimated value that exceeds $550,000. (2) If any subcontractor is required by this clause to submit a certification, the Contractor shall require submission prior to the award of the subcontract and annually thereafter. The certification shall cover the items in paragraph (h)(5) of this clause.   52.225-13-- Restriction on Certain Foreign Purchases (FEB 2021) (a) Except as authorized by the Office of Foreign Assets Control (OFAC) in the Department of the Treasury, the Contractor shall not acquire, for use in the performance of this contract, any supplies or services if any proclamation, Executive order, or statute administered by OFAC, or if OFAC’s implementing regulations at 31 CFR ChapterV, would prohibit such a transaction by a person subject to the jurisdiction of the United States. (b) Except as authorized by OFAC, most transactions involving Cuba, Iran, and Sudan are prohibited, as are most imports from Burma or North Korea, into the United States or its outlying areas. Lists of entities and individuals subject to economic sanctions are included in OFAC’s List of Specially Designated Nationals and Blocked Persons at https://home.treasury.gov/policy-issues/financial-sanctions/specially-designated- nationals-and-blocked-persons-list-sdn-human-readable-lists. More information about these restrictions, as well as updates, is available in the OFAC’s regulations at 31 CFR ChapterV and/or on OFAC’s website at  https://home.treasury.gov/policy-issues/office-of-foreign-assets-control-sanctions-programs-and-information. (c)  The Contractor shall insert this clause, including this paragraph (c), in all subcontracts. 52.232-39– Unenforceability of Unauthorized Obligations (JUN 2013) Except as stated in paragraph (b) of this clause, when any supply or service acquired under this contract is subject to any End User License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement , that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern: Any such clause is unenforceable against the Government. Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, T OS, or similar legal instrument or agreement is invoked through an “I agree” click box or other comparable mechanism (e.g., “click-wrap” or “browse-wrap” agreements), execution does not bind the Government or any Government authorized end user to such clause. Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement. Paragraph (a) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulation and procedures.   52.240-1 -- Prohibition on Unmanned Aircraft Systems Manufactured or Assembled by American Security Drone Act-Covered Foreign Entities (NOV 2024) (a) Definitions. As used in this clause— American Security Drone Act-covered foreign entity means an entity included on a list developed and maintained by the Federal Acquisition Security Council (FASC) and published in the System for Award Management (SAM) at https://www.sam.gov (section 1822 of the National Defense Authorization Act for Fiscal Year 2024, Pub. L. 118-31, 41 U.S.C. 3901 note prec.). FASC-prohibited unmanned aircraft system means an unmanned aircraft system manufactured or assembled by an American Security Drone Act-covered foreign entity. Unmanned aircraft means an aircraft that is operated without the possibility of direct human intervention from within or on the aircraft ( 49 U.S.C. 44801(11)). Unmanned aircraft system means an unmanned aircraft and associated elements (including communication links and the components that control the unmanned aircraft) that are required for the operator to operate safely and efficiently in the national airspace system ( 49 U.S.C. 44801(12)). (b) Prohibition. The Contractor is prohibited from— (1) Delivering any FASC-prohibited unmanned aircraft system, which includes unmanned aircraft (i.e., drones) and associated elements (sections 1823 and 1826 of Pub. L. 118-31, 41 U.S.C. 3901 note prec.); (2) On or after December 22, 2025, operating a FASC-prohibited unmanned aircraft system in the performance of the contract (section 1824 of Pub. L. 118-31, 41 U.S.C. 3901 note prec.); and (3) On or after December 22, 2025, using Federal funds for the procurement or operation of a FASC-prohibited unmanned aircraft system (section 1825 of Pub. L. 118-31, 41 U.S.C. 3901 note prec.). (c) Procedures. The Contractor shall search SAM at https://www.sam.gov for the FASC-maintained list of American Security Drone Act-covered foreign entities prior to proposing, or using in performance of the contract, any unmanned aircraft system. Additionally, the Contractor shall ensure any effort or expenditure associated with a FASC-prohibited unmanned aircraft system is consistent with a corresponding exemption, exception, or waiver determination expressly stated in the contract. (d) Exemptions, exceptions, and waivers. The prohibitions in this clause do not apply where the agency has determined an exemption, exception, or waiver applies and the contract indicates that such a determination has been made. [See sections 1823 through 1825 and 1832 of Public Law 118-31 ( 41 U.S.C. 3901 note prec.) for statutory requirements pertaining to exemptions, exceptions, and waivers.]. (e) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (e), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial products or commercial services. 52.244-2 -- Subcontracts (JUN 2020)   (a) Definitions. As used in this clause-      "Approved purchasing system" means a Contractor’s purchasing system that has been reviewed and approved in accordance with  part  44 of the Federal Acquisition Regulation (FAR).      "Consent to subcontract" means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.       Subcontract means any contract, as defined in FAR subpart  2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.  (b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.  (c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that-            (1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or            (2) Is fixed-price and exceeds-                 (i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract; or                 (ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract. N6833525F3003 - FINAL Page 37 of 55  (d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:       ________________________________________________________________________________  (e)  (1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:                 (i) A description of the supplies or services to be subcontracted.                 (ii) Identification of the type of subcontract to be used.                 (iii) Identification of the proposed subcontractor.                 (iv) The proposed subcontract price.                 (v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.                 (vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.                 (vii) A negotiation memorandum reflecting-                      (A) The principal elements of the subcontract price negotiations;                      (B) The most significant considerations controlling establishment of initial or revised prices;                      (C) The reason certified cost or pricing data were or were not required;                      (D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining the price objective and in negotiating the final price;                      (E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;                      (F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and                      (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.            (2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (b), (c), or (d) of this clause.  (f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination-            (1) Of the acceptability of any subcontract terms or conditions;            (2) Of the allowability of any cost under this contract; or            (3) To relieve the Contractor of any responsibility for performing this contract.  (g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).  (h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.  (i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR  subpart  44.3.  (j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations: 252.201-7000 Contracting Officer’s  Representative (DEC 1991) Definition. “Contracting officer's representative” means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the c ontracting officer to perform specific technical or administrative functions If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the c ontracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract. 252.203-7000 Requirements Relating to Compensation of Former DoD Officials (SEP 2011) Definition. “Covered DoD official,” as used in this clause, means an individual that— Leaves or left DoD service on or after January 28, 2008; and (2)(i) Participated personally and substantially in an acquisition as defined in 41 U.S.C. 131 with a value in excess of $10 million, and serves or served— In an Executive Schedule position under subchapter II of chapter 53 of Title 5, United States Code; In a position in the Senior Executive Service under subchapter VIII of chapter 53 of Title 5, United States Code; or In a general or flag officer position compensated at a rate of pay for grade O-7 or above under section 201 of Title 37, United States Code; or Serves or served in DoD in one of the following positions: program manager, deputy program manager, procuring contracting officer, administrative contracting officer, source selection authority, member of the sourc e selection evaluation board, or chief of a financial or technical evaluation team for a contract in an amount in excess of $10 million. The Contractor shall not knowingly provide compensation to a covered DoD official within 2 years after the official leaves DoD service, without first determining that the official has sought and received, or has not  received after 30 days of seeking, a written opinion from the appropriate DoD ethics counselor regarding the applicability of post-employment restrictions to the activities that the official is expected to undertake on  behalf of the Contractor. Failure by the Contractor to comply with paragraph (b) of this clause may subject the Contractor to rescission of this contract, suspension, or debarment in accordance with 41 U.S.C. 2105(c). 252.204-7004 Antiterrorism Awareness Training for Contractors (JAN 2023) (a) Definition. As used in this clause— “Military installation” means a base, camp, post, station, yard, center, or other activity under the jurisdiction of the Secretary of a military department or, in the case of an activity in a foreign country, under the operational control of the Secretary of a military department or the Secretary of Defense (see 10 U.S.C. 2801(c)(4)). (b) Training. Contractor personnel who require routine physical access to a Federally-controlled facility or military installation shall complete Level I antiterrorism awareness training within 30 days of requiring access and annually thereafter. In accordance with Department of Defense Instruction O-2000.16 Volume 1, DoD Antiterrorism (AT) Program Implementation: DoD AT Standards, Level I antiterrorism awareness N6833525F3003 - FINAL Page 38 of 55 training shall be completed— (1) Through a DoD-sponsored and certified computer or web-based distance learning instruction for Level I antiterrorism awareness; or (2) Under the instruction of a Level I antiterrorism awareness instructor. (c) Additional information. Information and guidance pertaining to DoD antiterrorism awareness training is available at https://jko.jten.mil/ or as otherwise identified in the performance work statement. (d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts, including subcontracts for commercial products and commercial services, when subcontractor performance requires routine physical access to a Federally-controlled facility or military installation. 252.204-7012 Safeguarding Covered Defense Information and Cyber Incident Reporting (MAY 2024) (a) Definitions. As used in this clause— “Adequate security” means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information. “Compromise” means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred. “Contractor attributional/proprietary information” means information that identifies the contractor(s), whether directly or indirectly, by the grouping of information that can be traced back to the contractor(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company. “Controlled technical information” means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions. “Covered contractor information system” means an unclassified information system that is owned, or operated by or for, a contractor and that processes, stores, or transmits covered defense information. “Covered defense information” means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry /category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Governmentwide policies, and is— (1) Marked or otherwise identified in the contract, task order, or delivery order and provided to the contractor by or on behalf of DoD in support of the performance of the contract; or (2) Collected, developed, received, transmitted, used, or stored by or on behalf of the contractor in support of the performance of the contract. “Cyber incident” means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein. “Forensic analysis” means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data. “Information system” means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information. “Malicious software” means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware. “Media” means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered contractor information system. ‘Operationally critical support’ means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation. “Rapidly report” means within 72 hours of discovery of any cyber incident. “Technical information” means technical data or computer software, as those terms are defined in the clause at DFARS 252.227-7013 , Rights in Technical Data—Other Than Commercial Products and Commercial Services, regardless of whether or not the clause is incorporated in this solicitation or contract. Examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code. (b) Adequate security. The Contractor shall provide adequate security on all covered contractor information systems. To provide adequate security, the Contractor shall implement, at a minimum, the following information security protections: (1) For covered contractor information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply: (i) Cloud computing services shall be subject to the security requirements specified in the clause 252.239-7010 , Cloud Computing Services, of this contract. (ii) Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract. (2) For covered contractor information systems that are not part of an IT service or system operated on behalf of the Government and therefore are not subject to the security requirement specified at paragraph (b)(1) of this clause, the following security requirements apply: (i) Except as provided in paragraph (b)(2)(ii) of this clause, the covered contractor information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, “Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations” (available via the internet at https://csrc.nist.gov/publications/sp800) in effect at the time the solicitation is issued or as authorized by the Contracting Officer. (ii)(A) The Contractor shall implement NIST SP 800-171, as soon as practical, but not later than December 31, 2017. For all contracts awarded prior to October 1, 2017, the Contractor shall notify the DoD Chief Information Officer (CIO), via email at osd.dibcsia@mail.mil, within 30 days of contract award, of any security requirements specified by NIST SP 800-171 not implemented at the time of contract award. (B) The Contractor shall submit requests to vary from NIST SP 800-171 in writing to the Contracting Officer, for consideration by the DoD CIO. The Contractor need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be nonapplicable or to have an alternative, but equally effective, security measure that may be implemented in its place. (C) If the DoD CIO has previously adjudicated the contractor’s requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Contracting Officer when requesting its recognition under this contract. (D) If the Contractor intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the Contractor shall require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline (https://www.fedramp.gov/documents-templates/) and that the cloud service provider complies with requirements in paragraphs (c) through (g) of this clause for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment. (3) Apply other information systems security measures when the Contractor reasonably determines that information systems security measures, in addition to those identified in paragraphs (b)(1) and (2) of this clause, may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan. (c) Cyber incident reporting requirement. (1) When the Contractor discovers a cyber incident that affects a covered contractor information system or the covered defense information residing therein, or that affects the contractor’s ability to perform the requirements of the contract that are designated as operationally critical support and identified in the contract, the Contractor shall— (i) Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered contractor information system(s) that were part of the cyber incident, as well as other information systems on the Contractor’s network(s), that may have been accessed as a result of the N6833525F3003 - FINAL Page 39 of 55 incident in order to identify compromised covered defense information, or that affect the Contractor’s ability to provide operationally critical support; and (ii) Rapidly report cyber incidents to DoD at https://dibnet.dod.mil. (2) Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at https://dibnet.dod.mil. (3) Medium assurance certificate requirement.In order to report cyber incidents in accordance with this clause, the Contractor or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see https://public.cyber.mil/eca/. (d) Malicious software. When the Contractor or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) in accordance with instructions provided by DC3 or the Contracting Officer. Do not send the malicious software to the Contracting Officer. (e) Media preservation and protection. When a Contractor discovers a cyber incident has occurred, the Contractor shall preserve and protect images of all known affected information systems identified in paragraph (c)(1)(i) of this clause and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest. (f) Access to additional information or equipment necessary for forensic analysis.Upon request by DoD, the Contractor shall provide DoD with access to additional information or equipment that is necessary to conduct a forensic analysis. (g) Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the Contracting Officer will request that the Contractor provide all of the damage assessment information gathered in accordance with paragraph (e) of this clause. (h) DoD safeguarding and use of contractor attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the contractor (or derived from information obtained from the contractor) under this clause that includes contractor attributional/proprietary information, including such information submitted in accordance with paragraph (c). To the maximum extent practicable, the Contractor shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the contractor attributional/proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released. (i) Use and release of contractor attributional/proprietary information not created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is not created by or for DoD is authorized to be released outside of DoD— (1) To entities with missions that may be affected by such information; (2) To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents; (3) To Government entities that conduct counterintelligence or law enforcement investigations; (4) For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236); or (5) To a support services contractor (“recipient”) that is directly supporting Government activities under a contract that includes the clause at 252.204-7009 , Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information. (j) Use and release of contractor attributional/proprietary information created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is created by or for DoD (including the information submitted pursuant to paragraph (c) of this clause) is authorized to be used and released outside of DoD for purposes and activities authorized by paragraph (i) of this clause, and for any other lawful Government purpose or activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government’s use and release of such information. (k) The Contractor shall conduct activities under this clause in accordance with applicable laws and regulations on the interception, monitoring, access, use, and disclosure of electronic communications and data. (l) Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the Contractor’s responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements. (m) Subcontracts. The Contractor shall— (1) Include this clause, including this paragraph (m), in subcontracts, or similar contractual instruments, for operationally critical support, or for which subcontract performance will involve covered defense information, including subcontracts for commercial products or commercial services, without alteration, except to identify the parties. The Contractor shall determine if the information required for subcontractor performance retains its identity as covered defense information and will require protection under this clause, and, if necessary, consult with the Contracting Officer; and (2) Require subcontractors to— (i) Notify the prime Contractor (or next higher-tier subcontractor) when submitting a request to vary from a NIST SP 800-171 security requirement to the Contracting Officer, in accordance with paragraph (b)(2)(ii)(B) of this clause; and (ii) Provide the incident report number, automatically assigned by DoD, to the prime Contractor (or next higher-tier subcontractor) as soon as practicable, when reporting a cyber incident to DoD as required in paragraph (c) of this clause.   252.204-7018 Prohibition on the Acquisition of Covered Defense Telecommunications Equipment or Services (JAN 2023) (a) Definitions. As used in this clause— “Covered defense telecommunications equipment or services” means— (1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation, or any subsidiary or affiliate of such entities; (2) Telecommunications services provided by such entities or using such equipment; or (3) Telecommunications equipment or services produced or provided by an entity that the Secretary of Defense reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country. “Covered foreign country” means— (1) The People’s Republic of China; or (2) The Russian Federation. “Covered missions” means— (1) The nuclear deterrence mission of DoD, including with respect to nuclear command, control, and communications, integrated tactical warning and attack assessment, and continuity of Government; or (2) The homeland defense mission of DoD, including with respect to ballistic missile defense. “Critical technology” means— (1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations; (2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled— (i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or (ii) For reasons relating to regional stability or surreptitious listening;

N6833525F3003 - FINAL Page 40 of 55 (3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities); (4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material); (5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or (6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817). “Substantial or essential component” means any component necessary for the proper function or performance of a piece of equipment, system, or service. (b) Prohibition. In accordance with section 1656 of the National Defense Authorization Act for Fiscal Year 2018 (Pub. L. 115-91), the contractor shall not provide to the Government any equipment, system, or service to carry out covered missions that uses covered defense telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless the covered defense telecommunication equipment or services are covered by a waiver described in Defense Federal Acquisition Regulation Supplement 204.2104 . (c) Procedures. The Contractor shall review the list of excluded parties in the System for Award Management (SAM) at https://www.sam.gov for entities that are excluded when providing any equipment, system, or service, to carry out covered missions, that uses covered defense telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless a waiver is granted. (d) Reporting. (1) In the event the Contractor identifies covered defense telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, the Contractor shall report at https://dibnet.dod.mil the information in paragraph (d)(2) of this clause. (2) The Contractor shall report the following information pursuant to paragraph (d)(1) of this clause: (i) Within 3 business days from the date of such identification or notification: the contract number; the order number(s), if applicable; supplier name; brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended. (ii) Within 30 business days of submitting the information in paragraph (d)(2)(i) of this clause: any further available information about mitigation actions undertaken or recommended. In addition, the Contractor shall describe the efforts it undertook to prevent use or submission of a covered defense telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services. (e) Subcontracts. The Contractor shall insert the substance of this clause, including this paragraph (e), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial products or commercial services.   252.204-7020 NIST SP 800-171 DoD Assessment Requirements (NOV 2023) (a) Definitions. "Basic Assessment” means a contractor’s self-assessment of the contractor’s implementation of NIST SP 800-171 that— (1) Is based on the Contractor’s review of their system security plan(s) associated with covered contractor information system(s); (2) Is conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology; and (3) Results in a confidence level of “Low” in the resulting score, because it is a self-generated score. “Covered contractor information system” has the meaning given in the clause 252.204-7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract. “High Assessment” means an assessment that is conducted by Government personnel using NIST SP 800-171A, Assessing Security Requirements for Controlled Unclassified Information that— (1) Consists of— (i) A review of a contractor’s Basic Assessment; (ii) A thorough document review; (iii) Verification, examination, and demonstration of a Contractor’s system security plan to validate that NIST SP 800-171 security requirements have been implemented as described in the contractor’s system security plan; and (iv) Discussions with the contractor to obtain additional information or clarification, as needed; and (2) Results in a confidence level of “High” in the resulting score. “Medium Assessment” means an assessment conducted by the Government that— (1) Consists of— (i) A review of a contractor’s Basic Assessment; (ii) A thorough document review; and (iii) Discussions with the contractor to obtain additional information or clarification, as needed; and (2) Results in a confidence level of “Medium” in the resulting score. (b) Applicability. This clause applies to covered contractor information systems that are required to comply with the National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, in accordance with Defense Federal Acquisition Regulation System (DFARS) clause at 252.204-7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract. (c) Requirements. The Contractor shall provide access to its facilities, systems, and personnel necessary for the Government to conduct a Medium or High NIST SP 800–171 DoD Assessment, as described in NIST SP 800–171 DoD Assessment Methodology at https://www.acq.osd.mil/asda/dpc/cp/cyber/docs/safeguarding/NIST-SP-800-171-Assessment-Methodology-Version-1.2.1-6.24.2020.pdf , if necessary. (d) Procedures. Summary level scores for all assessments will be posted in the Supplier Performance Risk System (SPRS) () to provide DoD Components visibility into the summary level scores of strategic assessments. (1) Basic Assessments. A contractor may submit, via encrypted email, summary level scores of Basic Assessments conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology to for posting to SPRS. (i) The email shall include the following information: (A) Version of NIST SP 800-171 against which the assessment was conducted. (B) Organization conducting the assessment (e.g., Contractor self-assessment). (C) For each system security plan (security requirement 3.12.4) supporting the performance of a DoD contract— (1) All industry Commercial and Government Entity (CAGE) code(s) associated with the information system(s) addressed by the system security plan; and N6833525F3003 - FINAL Page 41 of 55 (2) A brief description of the system security plan architecture, if more than one plan exists. (D) Date the assessment was completed. (E) Summary level score (e.g., 95 out of 110, NOT the individual value for each requirement). (F) Date that all requirements are expected to be implemented (i.e., a score of 110 is expected to be achieved) based on information gathered from associated plan(s) of action developed in accordance with NIST SP 800-171. (ii) If multiple system security plans are addressed in the email described at paragraph (b)(1)(i) of this section, the Contractor shall use the following format for the report: System Security Plan CAGE Codes supported by this plan Brief description of the plan architecture Date of assessment Total Score Date score of 110 will achieved (2) Medium and High Assessments. DoD will post the following Medium and/or High Assessment summary level scores to SPRS for each system security plan assessed: (i) The standard assessed (e.g., NIST SP 800-171 Rev 1). (ii) Organization conducting the assessment, e.g., DCMA, or a specific organization (identified by Department of Defense Activity Address Code (DoDAAC)). (iii) All industry CAGE code(s) associated with the information system(s) addressed by the system security plan. (iv) A brief description of the system security plan architecture, if more than one system security plan exists. (v) Date and level of the assessment, i.e., medium or high. (vi) Summary level score (e.g., 105 out of 110, not the individual value assigned for each requirement). (vii) Date that all requirements are expected to be implemented (i.e., a score of 110 is expected to be achieved) based on information gathered from associated plan(s) of action developed in accordance with NIST SP 800-171. (e) Rebuttals. (1) DoD will provide Medium and High Assessment summary level scores to the Contractor and offer the opportunity for rebuttal and adjudication of assessment summary level scores prior to posting the summary level scores to SPRS (see SPRS User’s Guide  https://www.sprs.csd.disa.mil/pdf/SPRS_Awardee.pdf). (2) Upon completion of each assessment, the contractor has 14 business days to provide additional information to demonstrate that they meet any security requirements not observed by the assessment team or to rebut the findings that may be of question. (f) Accessibility. (1) Assessment summary level scores posted in SPRS are available to DoD personnel, and are protected, in accordance with the standards set forth in DoD Instruction 5000.79, Defense-wide Sharing and Use of Supplier and Product Performance Information (PI). (2) Authorized representatives of the Contractor for which the assessment was conducted may access SPRS to view their own summary level scores, in accordance with the SPRS Software User’s Guide for Awardees/Contractors available at . (3) A High NIST SP 800-171 DoD Assessment may result in documentation in addition to that listed in this clause. DoD will retain and protect any such documentation as “Controlled Unclassified Information (CUI)” and intended for internal DoD use only. The information will be protected against unauthorized use and release, including through the exercise of applicable exemptions under the Freedom of Information Act (e.g., Exemption 4 covers trade secrets and commercial or financial information obtained from a contractor that is privileged or confidential). (g) Subcontracts. (1) The Contractor shall insert the substance of this clause, including this paragraph (g), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items (excluding COTS items). (2) The Contractor shall not award a subcontract or other contractual instrument, that is subject to the implementation of NIST SP 800-171 security requirements, in accordance with DFARS clause 252.204-7012 of this contract, unless the subcontractor has completed, within the last 3 years, at least a Basic NIST SP 800-171 DoD Assessment, as described in https://www.acq.osd.mil/asda/dpc/cp/cyber/safeguarding.html#nistSP800171 , for all covered contractor information systems relevant to its offer that are not part of an information technology service or system operated on behalf of the Government. (3) If a subcontractor does not have summary level scores of a current NIST SP 800-171 DoD Assessment (i.e., not more than 3 years old unless a lesser time is specified in the solicitation) posted in SPRS, the subcontractor may conduct and submit a Basic Assessment, in accordance with the NIST SP 800-171 DoD Assessment Methodology, to mailto:webptsmh@navy.mil for posting to SPRS along with the information required by paragraph (d) of this clause. 252.225-7012 -- PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (APR 2022)   (a)  Definitions.  As used in this clause— “Component” means any item supplied to the Government as part of an end product or of another component. “End product” means supplies delivered under a line item of this contract. "Qualifying country" means a country with a reciprocal defense procurement memorandum of understanding or international agreement with the United States in which both countries agree to remove barriers to purchases of supplies produced in the other country or services performed by sources of the other country, and the memorandum or agreement complies, where applicable, with the requirements of section 36 of the Arms Export Control Act (22 U.S.C. 2776) and with 10 U.S.C. 2457. Accordingly, the following are qualifying countries: Australia Austria Belgium Canada Czech Republic Denmark Egypt Estonia Finland N6833525F3003 - FINAL Page 42 of 55 France Germany Greece Israel Italy Japan Latvia Lithuania Luxembourg Netherlands Norway Poland Portugal Slovenia Spain Sweden Switzerland Turkey United Kingdom of Great Britain and Northern Ireland. “Structural component of a tent”— (i) Means a component that contributes to the form and stability of the tent (e.g., poles, frames, flooring, guy ropes, pegs); (ii) Does not include equipment such as heating, cooling, or lighting. “United States” means the 50 States, the District of Columbia, and outlying areas. “U.S.-flag vessel” means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States. (b) The Contractor shall deliver under this contract only such of the following items, either as end products or components, that have been grown, reprocessed, reused, or produced in the United States: (1) Food. (2) Clothing and the materials and components thereof, other than sensors, electronics, or other items added to, and not normally associated with, clothing and the materials and components thereof. Clothing includes items such as outerwear, headwear, underwear, nightwear, footwear, hosiery, handwear, belts, badges, and insignia. (3)(i) Tents and structural components of tents; (ii) Tarpaulins; or (iii) Covers. (4) Cotton and other natural fiber products. (5) Woven silk or woven silk blends. (6) Spun silk yarn for cartridge cloth. (7) Synthetic fabric, and coated synthetic fabric, including all textile fibers and yarns that are for use in such fabrics. (8) Canvas products. (9) Wool (whether in the form of fiber or yarn or contained in fabrics, materials, or manufactured articles). (10) Any item of individual equipment (Federal Supply Class 8465) manufactured from or containing fibers, yarns, fabrics, or materials listed in this paragraph (b). (c) This clause does not apply— (1) To items listed in section 25.104(a) of the Federal Acquisition Regulation (FAR), or other items for which the Government has determined that a satisfactory quality and sufficient quantity cannot be acquired as and when needed at U.S. market prices; (2) To incidental amounts of cotton, other natural fibers, or wool incorporated in an end product, for which the estimated value of the cotton, other natural fibers, or wool— (i) Is not more than 10 percent of the total price of the end product; and (ii) Does not exceed the simplified acquisition threshold in FAR Part 2; (3) To waste and byproducts of cotton or wool fiber for use in the production of propellants and explosives; (4) To foods, other than fish, shellfish, or seafood, that have been manufactured or processed in the United States, regardless of where the foods (and any component if applicable) were grown or produced. Fish, shellfish, or seafood manufactured or processed in the United States and fish, shellfish, or seafood contained in foods manufactured or processed in the United States shall be provided in accordance with paragraph (d) of this clause; (5) To chemical warfare protective clothing produced in a qualifying country; or (6) To fibers and yarns that are for use in synthetic fabric or coated synthetic fabric (but does apply to the synthetic or coated synthetic fabric itself), if— (i) The fabric is to be used as a component of an end product that is not a textile product. Examples of textile products, made in whole or in part of fabric, include— (A) Draperies, floor coverings, furnishings, and bedding (Federal Supply Group 72, Household and Commercial Furnishings and Appliances); (B) Items made in whole or in part of fabric in Federal Supply Group 83, Textile/leather/furs/apparel/findings/tents/flags, or Federal Supply Group 84, Clothing, Individual Equipment and Insignia; (C) Upholstered seats (whether for household, office, or other use); and N6833525F3003 - FINAL Page 43 of 55 (D) Parachutes (Federal Supply Class 1670); or (ii) The fibers and yarns are para-aramid fibers and continuous filament para-aramid yarns manufactured in a qualifying country. (d)(1) Fish, shellfish, and seafood delivered under this contract, or contained in foods delivered under this contract— (i) Shall be taken from the sea by U.S.-flag vessels; or (ii) If not taken from the sea, shall be obtained from fishing within the United States; and (2) Any processing or manufacturing of the fish, shellfish, or seafood shall be performed on a U.S.-flag vessel or in the United States.   252.225-7048 Export Controlled Items (JUN 2013) Definition. “Export- controlled items,” as used in this clause, means items subject to the Export Administration Regulations (EAR) (15 CFR Parts 730-774) or the International Traffic in Arms Regulations (ITAR) (22 CFR Parts 120-130) . The term includes: “Defense items,” defined in the Arms Export Control Act, 22 U.S.C. 2778(j)(4)(A), as defense articles, defense services, and related technical data, and further defined in the ITAR, 22 CFR Part 120. “Items,” defined in the EAR as “commodities”,  “software”,  and “technology,” terms that are also defined in the EAR, 15 CFR 772.1. The Contractor shall comply with all applicable laws and regulations regarding export- controlled items, including, but not limited to, the requirement for contractors to register with the Department of State in accordance with the ITAR. The Contractor shall consult with the Department of State regardin g any questions relating to compliance with the ITAR and shall consult with the Department of Commerce regarding any questions relating to compliance with the EAR. The Contractor's responsibility to comply with all applicable laws and regulations regarding export-controlled items exists independent of, and is not established or limited by, the information provided by this clause. Nothing in the terms of this contract adds, changes, supersedes, or waives any of the requirements of applicable Federal laws, Executive orders, and regulations, including but not limited t o — The Export Administration Act of 1979, as amended (50 U.S.C. App. 2401, et seq.); The Arms Export Control Act (22 U.S.C. 2751, et seq.); The International Emergency Economic Powers Act (50 U.S.C. 1701, et seq.); The Export Administration Regulations (15 CFR Parts 730-774); The International Traffic in Arms Regulations (22 CFR Parts 120-130); and Executive Order 13222, as extended. The Contractor shall include the substance of this clause, including this paragraph (e), in all subcontracts. 252.227-7013 -- Rights in Technical Data—Noncommercial Items (MAR 2023) Definitions. As used in this clause— “Computer data base” means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software. “Computer program” means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations. “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software  to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation. “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the c omputer software or provide instructions for using the software. "Covered Government support contractor" means a contractor (other than a litigation support contractor covered by 252.204-7014) under a contract, the primary purpose of which is to furnish independent and impart ial advice or technical assistance directly to the Government in support of the Government’s  management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a pr ogram or effort), provided that the contractor— Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or serv ices of the type developed or produced on the program or effort; and Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends. “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component  or to perform a process. “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item,  component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and  what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process ne ed not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States  Code. “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof. Private expense determinations should be made at the lowest practicable level. Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when de termining whether development was at government, private, or mixed expense. “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense. “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly  to a government contract. “Form, fit, and function data” means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, compo nent, or process to the extent necessary to permit identification of physically and functionally interchangeable items. “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi- national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include  the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so. “Government purpose rights” means the rights t o — Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and

N6833525F3003 - FINAL Page 44 of 55 Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United State s government purposes. “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission  of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the G overnment may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government i f — The reproduction, release, disclosure, or use i s — Necessary for emergency repair and overhaul; or A release or disclosure t o — A covered Government support contractor in performance of its covered Government support contract for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receiv e limited rights technical data; or A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluational or inf ormational purposes; The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use. “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer  software or data incidental to contract administration, such as financial and/or management information. “Unlimited rights” means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do  so. Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation): Unlimited rights. The Government shall have unlimited rights in technical data that are— Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds; Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance; Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes; Form, fit, and function data; Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data); Corrections or changes to technical data furnished to the Contractor by the Government; Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, tr ansfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party; Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or Data furnished to the Government, under this or any other Government contract or subcontract thereunder, with— Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or Government purpose rights and the Contractor's exclusive right to use such data for commercial purposes has expired. Government purpose rights. The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data— That pertain to items, components, or processes developed with mixed funding except when the Government is entitled  to unlimited rights in such data as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause; or Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes. The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option  exercise that required development of  the  items,  components,  or  processes  or creation of the data described in paragraph (b)(2) (i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data. The Government shall not release or disclose technical data in which it has government purpose rights unless— Prior to release or disclosure, the intended recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government -Furnished Information Marked with Restrictive Legends. The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose duri ng the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause. Limited rights. Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data— Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes. The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul an d to notify the Contractor that the data have been destroyed. The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Governme nt with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Offi cer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreem ent made part of the contract. The license shall enumerate the additional rights granted the Government in such data. The Contractor acknowledges that— Limited rights data are authorized to be released or disclosed to covered Government support contractors; The Contractor will be notified of such release or disclosure; N6833525F3003 - FINAL Page 45 of 55 The Contractor (or the party asserting restrictions as identified in the limited rights legend) may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the C ontractor (or the party asserting restrictions) regarding the covered Government support contractor’s  use of such data, or alternatively, that the Contractor (or party asserting restrictions) may waive in writing the requi rement for a non-disclosure agreement; and Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of the limited rights data as set forth in the clause at 252.227-7025, Limitations on the Use or Di sclosure of Government- Furnished Information Marked with Restrictive Legends. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement. Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have gover nment purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in para graph (a)(14) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract. Prior government rights. Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furni shed, or provided with the pre-existing rights, unless— The parties have agreed otherwise; or Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply. Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(14) or (b)(2)(iii) of this clause, in accordan ce with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used,  modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends. Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor. Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Co ntractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, a nd has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document. Identification and delivery of data to be furnished with restrictions on use, release, or disclosure. This paragraph does not apply to restrictions based solely on copyright. Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to t his contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment. In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially a ffected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, a nd signed by an official authorized to contractually obligate the Contractor:  Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Technical Data. The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data should be restricted— Technical Data to be Furnished Basis for Asserted Rights Name of Person Asserting With Restrictions * Assertion ** Category *** Restrictions **** (LIST) (LIST) (LIST) (LIST) *If the assertion is applicable to items, components, or processes developed at private expense, identify both the data and each such item, component, or process. **Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose tech nical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for as serting that the Government's rights should be restricted. ***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contra ct, or specifically negotiated licenses). ****Corporation, individual, or other person, as appropriate. Date       Printed Name and Title      Signature               (End of identification and assertion) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to ad d the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract. Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data to be  delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government  purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as p rescribed under 17 U.S.C. 401 or 402. General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legen ds shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a pa ge of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one comput er or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions. Government purpose rights markings. Data delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows: GOVERNMENT PURPOSE RIGHTS Contract No. Contractor Name Contractor Address Expiration Date The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data—Noncommercial Items clause containe d in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend: N6833525F3003 - FINAL Page 46 of 55 LIMITED RIGHTS Contract No. Contractor Name Contractor Address The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data-- Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the  Government, who has been provided access to such data must promptly notify the above named Contractor. Special license rights markings. Data in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend: SPECIAL LICENSE RIGHTS The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No.                (Insert contract number)    , License No.        (Insert license identifier)    . An y reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause). Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data delivera ble under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The markin g procedures in paragraph (f)(1) of this clause shall be followed. Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver technical data with other than unlimited rights, shall— Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract. Removal of unjustified and nonconforming markings. Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Vali dation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expen se, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified. Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized b y this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconfo rming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming marking. Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government  under any patent. Limitation on charges for rights in technical data. The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when— The Government has acquired, by any means, the same or greater rights in the data; or The data are available to the public without restrictions. The limitation in paragraph (j)(1) of this clause— Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such  rights under any other Government contract or under a license conveying the rights to the Government; and Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered. Applicability to subcontractors or suppliers. The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are re cognized and protected. Whenever any technical data for noncommercial items, or for commercial items developed in any part at Government expense, is to be obtained from a subcontractor or supplier for delivery to the Government under  this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, including subcontracts or other contractual instruments for commercial items, and require its subcontractors  or suppliers to do so, without alteration, except to identify the parties. This clause will govern the technical data pertaining to noncommercial items or to any portion of a commercial item that was developed in any  part at Government expense, and the clause at 252.227-7015 will govern the technical data pertaining to any portion of a commercial item that was developed exclusively at private expense. No other clause shall be  used to enlarge or diminish the Government's, the Contractor's, or a higher-tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data. Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contra ct for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, r ather than through a higher-tier contractor, subcontractor, or supplier. The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers. In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligation to the Government. 252.227-7014 Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation (FEB 2014) Definitions. As used in this clause— “Commercial computer software” means software developed or regularly used for non-governmental purposes which— Has been sold, leased, or licensed to the public; Has been offered for sale, lease, or license to the public; Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this contract; or Satisfies a criterion expressed in paragraph (a)(1)(i), (ii), or (iii) of this clause and would require only minor modification to meet the requirements of this contract. “Computer database” means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software. “Computer program” means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations. “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer databases or computer software documentation. “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the c omputer software or provide instructions for using the software. "Covered Government support contractor" means a contractor (other than a litigation support contractor covered by 252.204-7014 ) under a contract, the primary purpose of which is to furnish independent and impar N6833525F3003 - FINAL Page 47 of 55 tial advice or technical assistance directly to the Government in support of the Government’s  management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a pr ogram or effort), provided that the contractor— Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or serv ices of the type developed or produced on the program or effort; and Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025 , Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends. “Developed” means that— A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its i ntended purpose; Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to  reasonable persons skilled in the art that the software can reasonably be expected to perform it s intended purpose; or Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract. “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof. Private expense determinations should be made at the lowest practicable level. Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense. “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense. “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly t o a government contract. “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi- national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include t he rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation for commercial purposes or authorize others to do so. “Government purpose rights” means the rights t o — Use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation within the Government without restriction; and Release or disclose computer software or computer software documentation outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, di splay, or disclose the software or documentation for United States government purposes. “Minor modification” means a modification that does not significantly alter the nongovernmental function or purpose of the software or is of the type customarily provided in the commercial marketplace. “Noncommercial computer software” means software that does not qualify as commercial computer software under paragraph (a)(1) of this clause. “Restricted rights” apply only to noncommercial computer software and mean the Government's rights t o — Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this contract; Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related computer software documentation in its pos session and  notifies  the  licensor  of  the  transfer. Transferred programs remain subject to the provisions of this clause; Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes; Modify computer software provided that the Government may— Use the modified software only as provided in paragraphs (a)(15)(i) and (iii) of this clause; and Not release or disclose the modified software except as provided in paragraphs (a)(15)(ii), (v), (vi) and (vii) of this clause; Permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use computer software to diagnose and correct deficienci es in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situa tions, provided that— The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made; Such contractors or subcontractors are subject to the use and non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS) or are Government contractors receiving ac cess to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025 , Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends; The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph  (a)(15)(iv) of this clause, for any other purpose; and Such use is subject to the limitations in paragraphs (a)(15)(i) through (iii) of this clause; Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that— The intended recipient is subject to the use and non-disclosure agreement at DFARS 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contain s the clause at DFARS 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends; The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph  (a)(15)(iv) of this clause, for any other purpose; and Such use is subject to the limitations in paragraphs (a)(15)(i) through (iii) of this clause; and Permit covered Government support contractors in the performance of covered Government support contracts that contain the clause at 252.227-7025 , Limitations on the Use or Disclosure of Government- Furnished Information Marked with Restrictive Legends, to use, modify, reproduce, perform, display, or release or disclose the computer software to a person authorized to receive restricted rights computer software, provided that— The Government shall not permit the covered Government support contractor to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this clause, for any other purpose; and Such use is subject to the limitations in paragraphs (a)(15)(i) through (iv) of this clause. “Unlimited rights” means rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation in whole or in part, in any manner and for any purpose whatso

N6833525F3003 - FINAL Page 48 of 55 ever, and to have or authorize others to do so. Rights in computer software or computer software documentation. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in noncom mercial computer software or computer software documentation. All rights not granted to the Government are retained by the Contractor. Unlimited rights. The Government shall have unlimited rights i n — Computer software developed exclusively with Government funds; Computer software documentation required to be delivered under this contract; Corrections or changes to computer software or computer software documentation furnished to the Contractor by the Government; Computer software or computer software documentation that is otherwise publicly available or has been released or disclosed by the Contractor or subcontractor without restriction on further use, release or disclosure , other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the software to another party or the sale or transfer of some or all of a business entity or its assets to another party; Computer software or computer software documentation obtained with unlimited rights under another Government contract or as a result of negotiations; or Computer software or computer software documentation furnished to the Government, under this or any other Government contract or subcontract thereunder with— Restricted rights in computer software, limited rights in technical data, or government purpose license rights and the restrictive conditions have expired; or Government purpose rights and the Contractor's exclusive right to use such software or documentation for commercial purposes has expired. Government purpose rights. Except as provided in paragraph (b)(1) of this clause, the Government shall have government purpose rights in computer software developed with mixed funding. Government purpose rights shall remain in effect for a period of five years unless a different period has been negotiated. Upon expiration of the five-year or other negotiated period, the Government shall have unlim ited rights in the computer software or computer software documentation. The government purpose rights period shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instr ument), contract modification, or option exercise that required development of the computer software. The Government shall not release or disclose computer software in which it has government purpose rights to any other person unless— Prior to release or disclosure, the intended recipient is subject to the use and non-disclosure agreement at DFARS 227.7103-7 ; or The recipient is a Government contractor receiving access to the software or documentation for performance of a Government contract that contains the clause at DFARS 252.227-7025 , Limitations on the Use or Di sclosure of Government Furnished Information Marked with Restrictive Legends. Restricted rights. The Government shall have restricted rights in noncommercial computer software required to be delivered or otherwise provided to the Government under this contract that were developed exclusively at private expe nse. The Contractor, its subcontractors, or suppliers are not required to provide the Government additional rights in noncommercial computer software delivered or otherwise provided to the Government with restricted ri ghts. However, if the Government desires to obtain additional rights in such software, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable t erms for transferring such rights. All noncommercial computer software in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contr act (see paragraph (b)(4) of this clause). The license shall enumerate the additional rights granted the Government. The Contractor acknowledges that— Restricted rights computer software is authorized to be released or disclosed to covered Government support contractors; The Contractor will be notified of such release or disclosure; The Contractor (or the party asserting restrictions, as identified in the restricted rights legend) may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the  Contractor (or the party asserting restrictions) regarding the covered Government support contractor’s  use of such software, or alternatively, that the Contractor (or party asserting restrictions) may waive in writing t he requirement for a non-disclosure agreement; and Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of  the restricted rights software as set forth in the clause at 252.227-7025 , Limitations on the Us e or Disclosure of Government- Furnished Information Marked with Restrictive Legends. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement. Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in computer soft ware, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights in computer software than are enumerated in paragraph (a)(1 5) of this clause or lesser rights in computer software documentation than are enumerated in paragraph (a)(14) of the Rights in Technical Data—Noncommercial Items clause of this contract. Any rights so negotiated shall be identified in a license agreement made part of this contract. Prior government rights. Computer software or computer software documentation that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previou sly obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless— The parties have agreed otherwise; or Any restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply. Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of computer software made in accordance with paragraph (a)(15) or (b)(2)(iii) of this clause, in acco rdance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the software, and to seek relief solely from the party who has improperl y used, modified, reproduced, released, performed, displayed, or disclosed Contractor software marked with restrictive legends. Rights in derivative computer software or computer software documentation. The Government shall retain its rights in the unchanged portions of any computer software or computer software documentation delivered  under this contract that the Contractor uses to prepare, or includes in, derivative computer software or computer software documentation. Third party copyrighted computer software or computer software documentation. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted computer software or co mputer software documentation in the software or documentation to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to pe rfect a license or licenses in the deliverable software or documentation of the appropriate scope set forth in paragraph (b) of this clause, and prior to delivery of such— Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting Officer; or Computer software documentation, has affixed to the transmittal document a statement of the license rights obtained. Identification and delivery of computer software and computer software documentation to be furnished with restrictions on use, release, or disclosure. This paragraph does not apply to restrictions based solely on copyright. Except as provided in paragraph (e)(3) of this clause, computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in an attachment  to this contract (the Attachment). The Contractor shall not deliver any software with restrictive markings unless the software is listed on the Attachment. N6833525F3003 - FINAL Page 49 of 55 In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially af fected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the software, in the following form at, and signed by an official authorized to contractually obligate the Contractor: Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Computer Software. The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following computer software should be restricted: Computer Software             Name of Person to be Furnished     Basis for Asserted Rights  Asserting With Restrictions*               Assertion**           Category***        Restrictions**** (LIST)      (LIST)    (LIST)    (LIST) *Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government's rights to use, release, or disclose computer software. **Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government's rights should be restricted. ***Enter asserted rights category (e.g., restricted or government purpose rights in computer software, government purpose license rights from a prior contract, rights in SBIR software generated under another contract , or specifically negotiated licenses). ****Corporation, individual, or other person, as appropriate. Date Printed Name and Title                      Signature                              (End of identification and assertion) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor's assertions. The Contracting Officer reserves the right to ad d the Contractor's assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Asserted Restrictions —Computer Software clause of this contract. Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose computer software b y marking the deliverable software or documentation subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose  rights legend at paragraph (f)(2) of this clause; the restricted rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescri bed under 17 U.S.C. 401 or 402. General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all computer software that qualify for such markings. The authorized l egends shall be placed on the transmittal document or software storage container and each page, or portions thereof, of printed material containing computer software for which restrictions are asserted. Computer soft ware transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However, instructions that interfere with or delay the operation of computer software in ord er to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will o r might be used in combat or situations that simulate combat conditions, unless the Contracting Officer's written permission to deliver such software has been obtained prior to delivery. Reproductions of computer sof tware or any portions thereof subject to asserted restrictions, shall also reproduce the asserted restrictions. Government purpose rights markings. Computer software delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows: GOVERNMENT PURPOSE RIGHTS Contract No. Contractor Name Contractor Address Expiration Date The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(2) of the Rights in Noncommercial Computer Software and Noncommercial Com puter Software Documentation clause contained in the above identified contract. No restrictions apply after the expiration date shown above. Any reproduction of the software or portions thereof marked with this leg end must also reproduce the markings. (End of legend) Restricted rights markings. Software delivered or otherwise furnished to the Government with restricted rights shall be marked with the following legend: RESTRICTED RIGHTS Contract No. Contractor Name Contractor Address The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(3) of the Rights in Noncommercial Computer Software and Noncommercial Com puter Software Documentation clause contained in the above identified contract. Any reproduction of computer software or portions thereof marked with this legend must also reproduce the markings. Any person, ot her than the Government, who has been provided access to such software must promptly notify the above named Contractor. (End of legend) Special license rights markings. Computer software or computer software documentation in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend: SPECIAL LICENSE RIGHTS The Government's rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No.                (Insert contract number)    , License No.         (Insert license identifier)     . Any reproduction of computer software, computer software documentation, or portions thereof marked with this legend must also reproduce the markings. (End of legend) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause). Pre-existing markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, release, perform, display, or disclose computer software or computer softwa re documentation and those restrictions are still applicable, the Contractor may mark such software or documentation with the appropriate restrictive legend for which the software qualified under the prior contract or N6833525F3003 - FINAL Page 50 of 55  license. The marking procedures in paragraph (f)(1) of this clause shall be followed. Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver computer software or computer software documentation with other than  unlimited rights, shall— Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and Maintain records sufficient to justify the validity of any restrictive markings on computer software or computer software documentation delivered under this contract. Removal of unjustified and nonconforming markings. Unjustified computer software or computer software documentation markings. The rights and obligations of the parties regarding the validation of restrictive markings on computer software or computer software doc umentation furnished or to be furnished under this contract are contained in the Validation of Asserted Restrictions—Computer Software and the Validation of Restrictive Markings on Technical Data clauses of this contract, respectively. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance wi th the procedures of those clauses, a restrictive marking is determined to be unjustified. Nonconforming computer software or computer software documentation markings. A nonconforming marking is a marking placed on computer software or computer software documentation delivered or otherwise fur nished to the Government under  this  contract  that  is  not  in  the  format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Asserted Restrictions —Computer Software or the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking or markings and the Contractor  fails to remove or correct such markings within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming markings. Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government  under any patent. Limitation on charges for rights in computer software or computer software documentation. The Contractor shall not charge to this contract any cost, including but not limited to license fees, royalties, or similar charges, for rights in computer software or computer software documentation to be delivered und er this contract when— The Government has acquired, by any means, the same or greater rights in the software or documentation; or The software or documentation are available to the public without restrictions. The limitation in paragraph (j)(1) of this clause— Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier computer software or computer software documentation, if the subco ntractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the software or documentation will be delivered. Applicability to subcontractors or suppliers. Whenever any noncommercial computer software or computer software documentation is to be  obtained  from  a  subcontractor  or  supplier  for delivery to the Government under this contract, the Contractor shall use  this same clause in its subcontracts or other contractual instruments, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or di minish the Government's, the Contractor's, or a higher tier subcontractor's or supplier's rights in a subcontractor's or supplier's computer software or computer software documentation. The Contractor and higher tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in computer software or computer software documentation from their subc ontractors or suppliers. The Contractor shall ensure that subcontractor or supplier  rights are recognized and protected in the identification, assertion, and delivery processes required by paragraph (e) of this clause. In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in computer software or computer software documentation as an excuse for failing to satisfy its contractual o bligation to the Government. (End of clause)   252.227-7016 Rights in Bid or Proposal Information (JAN 2023) a) Definitions. (1) For contracts that require the delivery of technical data, the terms “technical data” and “computer software” are defined in the Rights in Technical Data—Other Than Commercial Products and Commercial Services clause of this contract or, if this is a contract awarded under the Small Business Innovation Research Program, the Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program clause of this contract. (2) For contracts that do not require the delivery of technical data, the term “computer software” is defined in the Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation clause of this contract or, if this is a contract awarded under the Small Business Innovation Research Program, the Rights in Other Than Commercial Technical Data and Computer Software —Small Business Innovation Research (SBIR) Program clause of this contract. (b Government rights prior to contract award. By submission of its offer, the Offeror agrees that the Government— (1) May reproduce the bid or proposal, or any portions thereof, to the extent necessary to evaluate the offer. (2) Except as provided in paragraph (d) of this clause, shall use information contained in the bid or proposal only for evaluational purposes and shall not disclose, directly or indirectly, such information to any person including potential evaluators, unless that person has been authorized by the head of the agency, his or her designee, or the Contracting Officer to receive such information. (c) Government rights subsequent to contract award. The Contractor agrees— (1) Except as provided in paragraphs (c)(2), (d), and (e) of this clause, the Government shall have the rights to use, modify, reproduce, release, perform, display, or disclose information contained in the Contractor's bid or proposal within the Government. The Government shall not release, perform, display, or disclose such information outside the Government without the Contractor's written permission. (2) The Government’s right to use, modify, reproduce, release, perform, display, or disclose information that is technical data or computer software required to be delivered under this contract are determined by the Rights in Technical Data—Other Than Commercial Products and Commercial Services, Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation, or Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program clause(s) of this contract. (d) Government-furnished information. The Government's rights with respect to technical data or computer software contained in the Contractor's bid or proposal that were provided to the Contractor by the Government are subject only to restrictions on use, modification, reproduction, release, performance, display, or disclosure, if any, imposed by the developer or licensor of such data or software. (e) Information available without restrictions. The Government's rights to use, modify, reproduce, release, perform, display, or, disclose information contained in a bid or proposal, including technical data or computer software, and to permit others to do so, shall not be restricted in any manner if such information has been released or disclosed to the Government or to other persons without restrictions other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the information to another party or the sale or transfer of some or all of a business entity or its assets to another party. (f) Flowdown. The Contractor shall include this clause in all subcontracts or similar contractual instruments and require its subcontractors or suppliers to do so without alteration, except to identify the parties. 252.227-7025 -- Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JAN 2023) (a)(1) For contracts in which the Government will furnish the Contractor with technical data, the terms "covered Government support contractor," "limited rights," and "Government purpose rights" are defined in the clause at 252.227-7013 , Rights in Technical Data–Other Than Commercial Products and Commercial Services. N6833525F3003 - FINAL Page 51 of 55 (2) For contracts in which the Government will furnish the Contractor with computer software or computer software documentation, the terms "covered Government support contractor," "government purpose rights," and "restricted rights" are defined in the clause at 252.227-7014 , Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation. (3) For Small Business Innovation Research program contracts, the terms "covered Government support contractor," “limited rights,” “restricted rights,” and “SBIR data rights” are defined in the clause at 252.227-7018 , Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program. (b) Technical data or computer software provided to the Contractor as Government-furnished information (GFI) under this contract may be subject to restrictions on use, modification, reproduction, release, performance, display, or further disclosure. (1) GFI marked with limited rights, restricted rights, or SBIR data rights legends. (i) The Contractor shall use, modify, reproduce, perform, or display technical data received from the Government with limited rights legends, computer software received with restricted rights legends, or SBIR technical data or computer software received with SBIR data rights legends (during the SBIR data protection period) only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, release or disclose such data or software to any unauthorized person. (ii) If the Contractor is a covered Government support contractor, the Contractor is also subject to the additional terms and conditions at paragraph (b)(5) of this clause. (2) GFI marked with government purpose rights legends. The Contractor shall use technical data or computer software received from the Government with government purpose rights legends for government purposes only. The Contractor shall not, without the express written permission of the party whose name appears in the restrictive legend, use, modify, reproduce, release, perform, or display such data or software for any commercial purpose or disclose such data or software to a person other than its subcontractors, suppliers, or prospective subcontractors or suppliers, who require the data or software to submit offers for, or perform, contracts under this contract. Prior to disclosing the data or software, the Contractor shall require the persons to whom disclosure will be made to complete and sign the non-disclosure agreement at 227.7103-7 . (3) GFI marked with specially negotiated license rights legends. (i) The Contractor shall use, modify, reproduce, release, perform, or display technical data or computer software received from the Government with specially negotiated license legends only as permitted in the license. Such data or software may not be released or disclosed to other persons unless permitted by the license and, prior to release or disclosure, the intended recipient has completed the non-disclosure agreement at 227.7103-7 . The Contractor shall modify paragraph (1)(c) of the non-disclosure agreement to reflect the recipient's obligations regarding use, modification, reproduction, release, performance, display, and disclosure of the data or software. (ii) If the Contractor is a covered Government support contractor, the Contractor may also be subject to some or all of the additional terms and conditions at paragraph (b)(5) of this clause, to the extent such terms and conditions are required by the specially negotiated license. (4) GFI technical data marked with commercial restrictive legends. (i) The Contractor shall use, modify, reproduce, perform, or display technical data that is or pertains to a commercial product or commercial service and is received from the Government with a commercial restrictive legend (i.e., marked to indicate that such data are subject to use, modification, reproduction, release, performance, display, or disclosure restrictions) only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, use the technical data to manufacture additional quantities of the commercial products, or release or disclose such data to any unauthorized person. (ii) If the Contractor is a covered Government support contractor, the Contractor is also subject to the additional terms and conditions at paragraph (b)(5) of this clause. (5) Covered Government support contractors. If the Contractor is a covered Government support contractor receiving technical data or computer software marked with restrictive legends pursuant to paragraphs (b)(1)(ii), (b)(3)(ii), or (b)(4)(ii), the Contractor further agrees and acknowledges that— (i) The technical data or computer software will be accessed and used for the sole purpose of furnishing independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of the program or effort to which such technical data or computer software relates, as stated in this contract, and shall not be used to compete for any Government or non-Government contract; (ii) The Contractor will take all reasonable steps to protect the technical data or computer software against any unauthorized release or disclosure; (iii) The Contractor will ensure that the party whose name appears in the legend is notified of the access or use within thirty (30) days of the Contractor's access or use of such data or software; (iv) The Contractor will enter into a non-disclosure agreement with the party whose name appears in the legend, if required to do so by that party, and that any such non-disclosure agreement will implement the restrictions on the Contractor's use of such data or software as set forth in this clause. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement; and (v) That a breach of these obligations or restrictions may subject the Contractor to— (A) Criminal, civil, administrative, and contractual actions in law and equity for penalties, damages, and other appropriate remedies by the United States; and (B) Civil actions for damages and other appropriate remedies by the party whose name appears in the legend. (c) Indemnification and creation of third party beneficiary rights. The Contractor agrees— (1) To indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of technical data or computer software received from the Government with restrictive legends by the Contractor or any person to whom the Contractor has released or disclosed such data or software; and (2) That the party whose name appears on the restrictive legend, in addition to any other rights it may have, is a third party beneficiary who has the right of direct action against the Contractor, or any person to whom the Contractor has released or disclosed such data or software, for the unauthorized duplication, release, or disclosure of technical data or computer software subject to restrictive legends. (d) The Contractor shall ensure that its employees are subject to use and non-disclosure obligations consistent with this clause prior to the employees being provided access to or use of any GFI covered by this clause. 252.227-7030 Technical Data—Withholding of Payment (MAR 2000) If technical data specified to be delivered under this contract, is not delivered within the time specified by this contract or is deficient upon delivery (including having restrictive markings not identified in the list des cribed in the clause at 252.227-7013(e)(2) or 252.227-7018(e)(2) of this contract), the Contracting Officer may until such data is accepted by the Government, withhold payment to the Contractor of ten percent (10%)  of the total contract price or amount unless a lesser withholding is specified in the contract. Payments shall not be withheld nor any other action taken pursuant to this paragraph when the Contractor's failure to make  timely delivery or to deliver such data without deficiencies arises out of causes beyond the control and without the fault or negligence of the Contractor. The withholding of any amount or subsequent payment to the Contractor shall not be construed as a waiver of any rights accruing to the Government under this contract. 252.227-7037 Validation of Restrictive Markings on Technical Data (JAN 2023) (a) Definitions. Basic Assessment” means a contractor’s self-assessment of the contractor’s implementation of NIST SP 800-171 that— (1) Is based on the Contractor’s review of their system security plan(s) associated with covered contractor information system(s); (2) Is conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology; and (3) Results in a confidence level of “Low” in the resulting score, because it is a self-generated score. “Covered contractor information system” has the meaning given in the clause 252.204-7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract. “High Assessment” means an assessment that is conducted by Government personnel using NIST SP 800-171A, Assessing Security Requirements for Controlled Unclassified Information that— (1) Consists of—

N6833525F3003 - FINAL Page 52 of 55 (i) A review of a contractor’s Basic Assessment; (ii) A thorough document review; (iii) Verification, examination, and demonstration of a Contractor’s system security plan to validate that NIST SP 800-171 security requirements have been implemented as described in the contractor’s system security plan; and (iv) Discussions with the contractor to obtain additional information or clarification, as needed; and (2) Results in a confidence level of “High” in the resulting score. “Medium Assessment” means an assessment conducted by the Government that— (1) Consists of— (i) A review of a contractor’s Basic Assessment; (ii) A thorough document review; and (iii) Discussions with the contractor to obtain additional information or clarification, as needed; and (2) Results in a confidence level of “Medium” in the resulting score. (b) Applicability. This clause applies to covered contractor information systems that are required to comply with the National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, in accordance with Defense Federal Acquisition Regulation System (DFARS) clause at 252.204-7012, Safeguarding Covered Defense Information and Cyber Incident Reporting, of this contract. (c) Requirements. The Contractor shall provide access to its facilities, systems, and personnel necessary for the Government to conduct a Medium or High NIST SP 800–171 DoD Assessment, as described in NIST SP 800–171 DoD Assessment Methodology at https://www.acq.osd.mil/asda/dpc/cp/cyber/docs/safeguarding/NIST-SP-800-171-Assessment-Methodology-Version-1.2.1-6.24.2020.pdf , if necessary. (d) Procedures. Summary level scores for all assessments will be posted in the Supplier Performance Risk System (SPRS) () to provide DoD Components visibility into the summary level scores of strategic assessments. (1) Basic Assessments. A contractor may submit, via encrypted email, summary level scores of Basic Assessments conducted in accordance with the NIST SP 800-171 DoD Assessment Methodology to for posting to SPRS. (i) The email shall include the following information: (A) Version of NIST SP 800-171 against which the assessment was conducted. (B) Organization conducting the assessment (e.g., Contractor self-assessment). (C) For each system security plan (security requirement 3.12.4) supporting the performance of a DoD contract— (1) All industry Commercial and Government Entity (CAGE) code(s) associated with the information system(s) addressed by the system security plan; and (2) A brief description of the system security plan architecture, if more than one plan exists. (D) Date the assessment was completed. (E) Summary level score (e.g., 95 out of 110, NOT the individual value for each requirement). (F) Date that all requirements are expected to be implemented (i.e., a score of 110 is expected to be achieved) based on information gathered from associated plan(s) of action developed in accordance with NIST SP 800-171. (ii) If multiple system security plans are addressed in the email described at paragraph (b)(1)(i) of this section, the Contractor shall use the following format for the report: (a) Definitions. The terms used in this clause are defined in the Rights in Technical Data—Other Than Commercial Products and Commercial Services clause of this contract. (b) Commercial products or commercial services–presumption regarding development exclusively at private expense. The Contracting Officer will presume that the Contractor’s or a subcontractor’s asserted use or release restrictions with respect to a commercial product or commercial service are justified on the basis that the item was developed exclusively at private expense. The Contracting Officer will not issue a challenge unless there are reasonable grounds to question the validity of the assertion that the commercial product or commercial service was developed exclusively at private expense. (c) Justification. The Contractor or subcontractor at any tier is responsible for maintaining records sufficient to justify the validity of its markings that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the contract or subcontract. Except as provided in paragraph (b)(1) of this clause, the Contractor or subcontractor shall be prepared to furnish to the Contracting Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this clause. (d) Prechallenge request for information. (1) The Contracting Officer may request the Contractor or subcontractor to furnish a written explanation for any restriction asserted by the Contractor or subcontractor on the right of the United States or others to use technical data. If, upon review of the explanation submitted, the Contracting Officer remains unable to ascertain the basis of the restrictive marking, the Contracting Officer may further request the Contractor or subcontractor to furnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Contractor or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the contract or subcontract (e.g., a statement of facts accompanied with supporting documentation). The Contractor or subcontractor shall submit such written data as requested by the Contracting Officer within the time required or such longer period as may be mutually agreed. (2) If the Contracting Officer, after reviewing the written data furnished pursuant to paragraph (d)(1) of this clause, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer will follow the procedures in paragraph (e) of this clause. (3) If the Contractor or subcontractor fails to respond to the Contracting Officer's request for information under paragraph (d)(1) of this clause, and the Contracting Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Contracting Officer may challenge the validity of the marking as described in paragraph (e) of this clause. (e) Challenge. (1) Notwithstanding any provision of this contract concerning inspection and acceptance, if the Contracting Officer determines that a challenge to the restrictive marking is warranted, the Contracting Officer will send a written challenge notice to the Contractor or subcontractor asserting the restrictive markings. The challenge notice and all related correspondence shall be subject to handling procedures for classified information and controlled unclassified information. Such challenge will — (i) State the specific grounds for challenging the asserted restriction including, for commercial products or commercial services, sufficient information to reasonably demonstrate that the commercial product or commercial service was not developed exclusively at private expense ; (ii) Require a response within 60 days justifying and providing sufficient evidence as to the current validity of the asserted restriction; (iii) State that a DoD Contracting Officer's final decision, issued pursuant to paragraph (g) of this clause, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Contractor or subcontractor (or any licensee of such Contractor or subcontractor) to which such notice is being provided; and (iv) State that failure to respond to the challenge notice may result in issuance of a final decision pursuant to paragraph (f) of this clause. (2) The Contracting Officer will extend the time for response as appropriate if the Contractor or subcontractor submits a written request showing the need for additional time to prepare a response. N6833525F3003 - FINAL Page 53 of 55 (3) The Contractor's or subcontractor's written response shall be considered a claim within the meaning of 41 U.S.C. 7101, Contract Disputes, and shall be certified in the form prescribed at 33.207 of the Federal Acquisition Regulation, regardless of dollar amount. (4) A Contractor or subcontractor receiving challenges to the same restrictive markings from more than one Contracting Officer shall notify each Contracting Officer of the existence of more than one challenge. The notice shall also state which Contracting Officer initiated the first in time unanswered challenge. The Contracting Officer initiating the first in time unanswered challenge after consultation with the Contractor or subcontractor and the other Contracting Officers, will formulate and distribute a schedule for responding to each of the challenge notices to all interested parties. The schedule will afford the Contractor or subcontractor an opportunity to respond to each challenge notice. All parties will be bound by this schedule. (f) Final decision when Contractor or subcontractor fails to respond.Upon a failure of a Contractor or subcontractor to submit any response to the challenge notice the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract. In order to sustain the challenge for commercial products or commercial services, the Contracting Officer will provide information demonstrating that the commercial product or commercial service was not developed exclusively at private expense . This final decision will be issued as soon as possible after the expiration of the time period of paragraph (e)(1)(ii) or (e)(2) of this clause. Following issuance of the final decision, the Contracting Officer will comply with the procedures in paragraphs (g)(2)(ii) through (iv) of this clause. (g) Final decision when Contractor or subcontractor responds. (1) If the Contracting Officer determines that the Contractor or subcontractor has justified the validity of the restrictive marking, the Contracting Officer will issue a final decision to the Contractor or subcontractor sustaining the validity of the restrictive marking, and stating that the Government will continue to be bound by the restrictive marking. This final decision will be issued within 60 days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within 60 days after receipt of the response to the challenge notice. (2)(i) If the Contracting Officer determines that the validity of the restrictive marking is not justified, the Contracting Officer will issue a final decision to the Contractor or subcontractor in accordance with the Disputes clause of this contract. In order to sustain the challenge for commercial products or commercial services, the Contracting Officer will provide information demonstrating that the commercial product or service was not developed exclusively at private expense. Notwithstanding paragraph (e) of the Disputes clause, the final decision will be issued within 60 days after receipt of the Contractor's or subcontractor's response to the challenge notice, or within such longer period that the Contracting Officer has notified the Contractor or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within 60 days after receipt of the response to the challenge notice. (ii) The Government agrees that it will continue to be bound by the restrictive marking for a period of 90 days from the issuance of the Contracting Officer's final decision under paragraph (g)(2)(i) of this clause. The Contractor or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Contracting Officer within 90 days from the issuance of the Contracting Officer's final decision under paragraph (g)(2)(i) of this clause. If the Contractor or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Contracting Officer within the 90-day period, the Government may cancel or ignore the restrictive markings, and the failure of the Contractor or subcontractor to take the required action constitutes agreement with such Government action. (iii) The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Contracting Officer within 90 days from the issuance of the final decision under paragraph (g)(2)(i) of this clause. The Government will no longer be bound, and the Contractor or subcontractor agrees that the Government may strike or ignore the restrictive markings, if the Contractor or subcontractor fails to file its suit within 1 year after issuance of the final decision. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, that urgent or compelling circumstances will not permit waiting for the filing of a suit in the United States Claims Court, the Contractor or subcontractor agrees that the agency may, following notice to the Contractor or subcontractor, authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law. (iv) The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed pursuant to the Contract Disputes statute until final disposition by an agency Board of Contract Appeals or the United States Claims Court. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Contractor that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Contractor or subcontractor agrees that the agency may authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Contractor's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law. (h) Final disposition of appeal or suit. (1) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is sustained— (i) The restrictive marking on the technical data shall be cancelled, corrected or ignored; and (ii) If the restrictive marking is found not to be substantially justified, the Contractor or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust. (2) If the Contractor or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Contracting Officer's decision is not sustained— (i) The Government will continue to be bound by the restrictive marking; and (ii) The Government will be liable to the Contractor or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Contractor or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith. (i) Duration of right to challenge. The Government may review the validity of any restriction on technical data, delivered or to be delivered under a contract, asserted by the Contractor or subcontractor. During the period within three 3 years of final payment on a contract or within three 3 years of delivery of the technical data to the Government, whichever is later, the Contracting Officer may review and make a written determination to challenge the restriction. The Government may, however, challenge a restriction on the release, disclosure , or use of technical data at any time if such technical data— (1) Is publicly available; (2) Has been furnished to the United States without restriction; or (3) Has been otherwise made available without restriction. Only the Contracting Officer's final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes “validation” as addressed in 10 U.S.C. 3785(c). (j) Decision not to challenge. A decision by the Government, or a determination by the Contracting Officer, to not challenge the restrictive marking or asserted restriction shall not constitute “validation.” (k) Privity of contract. The Contractor or subcontractor agrees that the Contracting Officer may transact matters under this clause directly with subcontractors at any tier that assert restrictive markings. However, this clause neither creates nor implies privity of contract between the Government and subcontractors. (l) Flowdown. The Contractor or subcontractor agrees to insert this clause in contractual instruments, including subcontracts and other contractual instruments for commercial products or commercial services, with its subcontractors or suppliers at any tier requiring the delivery of technical data. 252.227-7016 Rights in Bid or Proposal Information (JAN 2023) a) Definitions. (1) For contracts that require the delivery of technical data, the terms “technical data” and “computer software” are defined in the Rights in Technical Data—Other Than Commercial Products and Commercial Services clause of this contract or, if this is a contract awarded under the Small Business Innovation Research Program, the Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program clause of this contract. (2) For contracts that do not require the delivery of technical data, the term “computer software” is defined in the Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation clause of this contract or, if this is a contract awarded under the Small Business Innovation Research Program, the Rights in Other Than Commercial Technical Data and Computer Software —Small Business Innovation Research (SBIR) Program clause of this contract. (b Government rights prior to contract award. By submission of its offer, the Offeror agrees that the Government— (1) May reproduce the bid or proposal, or any portions thereof, to the extent necessary to evaluate the offer. (2) Except as provided in paragraph (d) of this clause, shall use information contained in the bid or proposal only for evaluational purposes and shall not disclose, directly or indirectly, such information to any person including potential evaluators, unless that person has been authorized by the head of the agency, his or her designee, or the Contracting Officer to receive such information. (c) Government rights subsequent to contract award. The Contractor agrees— N6833525F3003 - FINAL Page 54 of 55 (1) Except as provided in paragraphs (c)(2), (d), and (e) of this clause, the Government shall have the rights to use, modify, reproduce, release, perform, display, or disclose information contained in the Contractor's bid or proposal within the Government. The Government shall not release, perform, display, or disclose such information outside the Government without the Contractor's written permission. (2) The Government’s right to use, modify, reproduce, release, perform, display, or disclose information that is technical data or computer software required to be delivered under this contract are determined by the Rights in Technical Data—Other Than Commercial Products and Commercial Services, Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation, or Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program clause(s) of this contract. (d) Government-furnished information. The Government's rights with respect to technical data or computer software contained in the Contractor's bid or proposal that were provided to the Contractor by the Government are subject only to restrictions on use, modification, reproduction, release, performance, display, or disclosure, if any, imposed by the developer or licensor of such data or software. (e) Information available without restrictions. The Government's rights to use, modify, reproduce, release, perform, display, or, disclose information contained in a bid or proposal, including technical data or computer software, and to permit others to do so, shall not be restricted in any manner if such information has been released or disclosed to the Government or to other persons without restrictions other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the information to another party or the sale or transfer of some or all of a business entity or its assets to another party. (f) Flowdown. The Contractor shall include this clause in all subcontracts or similar contractual instruments and require its subcontractors or suppliers to do so without alteration, except to identify the parties. 252.227-7025 -- Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JAN 2023) (a)(1) For contracts in which the Government will furnish the Contractor with technical data, the terms "covered Government support contractor," "limited rights," and "Government purpose rights" are defined in the clause at 252.227-7013 , Rights in Technical Data–Other Than Commercial Products and Commercial Services. (2) For contracts in which the Government will furnish the Contractor with computer software or computer software documentation, the terms "covered Government support contractor," "government purpose rights," and "restricted rights" are defined in the clause at 252.227-7014 , Rights in Other Than Commercial Computer Software and Other Than Commercial Computer Software Documentation. (3) For Small Business Innovation Research program contracts, the terms "covered Government support contractor," “limited rights,” “restricted rights,” and “SBIR data rights” are defined in the clause at 252.227-7018 , Rights in Other Than Commercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program. (b) Technical data or computer software provided to the Contractor as Government-furnished information (GFI) under this contract may be subject to restrictions on use, modification, reproduction, release, performance, display, or further disclosure. (1) GFI marked with limited rights, restricted rights, or SBIR data rights legends. (i) The Contractor shall use, modify, reproduce, perform, or display technical data received from the Government with limited rights legends, computer software received with restricted rights legends, or SBIR technical data or computer software received with SBIR data rights legends (during the SBIR data protection period) only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, release or disclose such data or software to any unauthorized person. (ii) If the Contractor is a covered Government support contractor, the Contractor is also subject to the additional terms and conditions at paragraph (b)(5) of this clause. (2) GFI marked with government purpose rights legends. The Contractor shall use technical data or computer software received from the Government with government purpose rights legends for government purposes only. The Contractor shall not, without the express written permission of the party whose name appears in the restrictive legend, use, modify, reproduce, release, perform, or display such data or software for any commercial purpose or disclose such data or software to a person other than its subcontractors, suppliers, or prospective subcontractors or suppliers, who require the data or software to submit offers for, or perform, contracts under this contract. Prior to disclosing the data or software, the Contractor shall require the persons to whom disclosure will be made to complete and sign the non-disclosure agreement at 227.7103-7 . (3) GFI marked with specially negotiated license rights legends. (i) The Contractor shall use, modify, reproduce, release, perform, or display technical data or computer software received from the Government with specially negotiated license legends only as permitted in the license. Such data or software may not be released or disclosed to other persons unless permitted by the license and, prior to release or disclosure, the intended recipient has completed the non-disclosure agreement at 227.7103-7 . The Contractor shall modify paragraph (1)(c) of the non-disclosure agreement to reflect the recipient's obligations regarding use, modification, reproduction, release, performance, display, and disclosure of the data or software. (ii) If the Contractor is a covered Government support contractor, the Contractor may also be subject to some or all of the additional terms and conditions at paragraph (b)(5) of this clause, to the extent such terms and conditions are required by the specially negotiated license. (4) GFI technical data marked with commercial restrictive legends. (i) The Contractor shall use, modify, reproduce, perform, or display technical data that is or pertains to a commercial product or commercial service and is received from the Government with a commercial restrictive legend (i.e., marked to indicate that such data are subject to use, modification, reproduction, release, performance, display, or disclosure restrictions) only in the performance of this contract. The Contractor shall not, without the express written permission of the party whose name appears in the legend, use the technical data to manufacture additional quantities of the commercial products, or release or disclose such data to any unauthorized person. (ii) If the Contractor is a covered Government support contractor, the Contractor is also subject to the additional terms and conditions at paragraph (b)(5) of this clause. (5) Covered Government support contractors. If the Contractor is a covered Government support contractor receiving technical data or computer software marked with restrictive legends pursuant to paragraphs (b)(1)(ii), (b)(3)(ii), or (b)(4)(ii), the Contractor further agrees and acknowledges that— (i) The technical data or computer software will be accessed and used for the sole purpose of furnishing independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of the program or effort to which such technical data or computer software relates, as stated in this contract, and shall not be used to compete for any Government or non-Government contract; (ii) The Contractor will take all reasonable steps to protect the technical data or computer software against any unauthorized release or disclosure; (iii) The Contractor will ensure that the party whose name appears in the legend is notified of the access or use within thirty (30) days of the Contractor's access or use of such data or software; (iv) The Contractor will enter into a non-disclosure agreement with the party whose name appears in the legend, if required to do so by that party, and that any such non-disclosure agreement will implement the restrictions on the Contractor's use of such data or software as set forth in this clause. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement; and (v) That a breach of these obligations or restrictions may subject the Contractor to— (A) Criminal, civil, administrative, and contractual actions in law and equity for penalties, damages, and other appropriate remedies by the United States; and (B) Civil actions for damages and other appropriate remedies by the party whose name appears in the legend. (c) Indemnification and creation of third party beneficiary rights. The Contractor agrees— (1) To indemnify and hold harmless the Government, its agents, and employees from every claim or liability, including attorneys fees, court costs, and expenses, arising out of, or in any way related to, the misuse or unauthorized modification, reproduction, release, performance, display, or disclosure of technical data or computer software received from the Government with restrictive legends by the Contractor or any person to whom the Contractor has released or disclosed such data or software; and (2) That the party whose name appears on the restrictive legend, in addition to any other rights it may have, is a third party beneficiary who has the right of direct action against the Contractor, or any person to whom the Contractor has released or disclosed such data or software, for the unauthorized duplication, release, or disclosure of technical data or computer software subject to restrictive legends. (d) The Contractor shall ensure that its employees are subject to use and non-disclosure obligations consistent with this clause prior to the employees being provided access to or use of any GFI covered by this clause. N6833525F3003 - FINAL Page 55 of 55 Section J - List of Attachments Attachment 1  Surveillance Activity Checklist Attachment 2  CDRLs Attachment 3  DD-254 Attachment 6  Statement of Work Attachment Number File Name Description 1 Attachment 1 - Surveillance Activity Checklist N68335-25- R-3004.docx Surveillance Activity Checklist 2 Attachment 2 - CDRLs N68335-25-R-3004.pdf CDRL Package 3 Attachment 3 - DD254 N68335-25-R-3004.pdf DD254 6 Attachment 6 - Statement of Work Rev 3.docx Statement of Work Revision 3